Exhibit 4.10

REDACTED COPY

Certain identified confidential information has been redacted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Confidential portions of this Exhibit are designated by [*****].

Business Proposal

PagSeguro—Regularization of Circuit 5519020080

Business Proposal UOLDIVEO OPT-18/25572

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São Paulo, February 14, 2019.

To PAGSEGURO INTERNET LTDA

Attn.: Fabio Alves Moreira

Reference to UOLDIVEO Proposal OPT-18/25572

As an answer to your request, we hereby submit a proposal of integrated solution for technology to meet PAGSEGURO INTERNET LTDA’s expectations regarding IT Infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

We appreciate the opportunity and remain at your full disposal to clarify any questions that may arise.

Best regards,

/s/ Ingrid dos Santos Cruz

Ingrid dos Santos Cruz

Account Manager

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25572

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Non-Disclosure Agreement	4
Introduction	5
About UOLDIVEO	5
Service Portfolio	6
UOLDIVEO’s Experience	7
Quality	8
Certificates	8
Clients	9
Business Conditions	10
Final Provisions	10

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25572

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Non-Disclosure Agreement

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOLDIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOLDIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOLDIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOLDIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25572

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Introduction

About UOLDIVEO

UOLDIVEO, company that is part of Grupo UOL with over 17 years of experience, has all-in-one IT Outsourcing solutions to meet the needs of mission critical environments.

We have the largest Data Center infrastructure in Brazil, the best and most flexible Corporate Cloud, in addition to a wide layer of managed services. All of this is supported by one of the largest certified technical groups in Brazil, standardized processes and cutting-edge technology, allowing an IT Transformation approach, with the purpose of providing IT in a fast, efficient and business-centered way.

We have over 3,000 clients and 1,500 employees with over 280 international certifications.

UOLDIVEO has its headquarters in São Paulo and branches in 7 capitals in Brazil.

Caption of image:

17 anos de experiência de mercado: 17 years of market experience

+ 3 mil clientes: Over 3,000 clients

1.500 colaboradores: 1,500 employees

26 mil m² Data Centers: Over 26 thousand m² of Data Centers

Rede própria em 7 cidades: Own network in 7 cities

15 Petabytes em armazenamento: 15 petabytes stored

Soluções orientadas por segmento de mercado: Solutions guided by market segments

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25572

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Service Portfolio

Our portfolio is comprised by all-in-one and integrated solutions that meet the most different IT needs of companies, and we are trusted advisors of our partners.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

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UOLDIVEO’s Experience

We are a Brazilian leading IT Outsourcing Company. We have a solid group with years of experience in the domestic market, we have experience in the management of high-volume and mission critical environment, in addition to our robust and fast operations.

Support and Operations:

❑ +2.2 Billion security events

❑ +6,300 firewalls

❑ +169,000 security rules

❑ Monitoring over 500,000 active infrastructure elements

❑ +14 million active mailboxes

❑ +400,000 internet domains

❑ +7,000 database facilities

Backbone:

❑ + 200 Gbps of traffic capacity

❑ + 1,800 points of presence

❑ + 3.7 million e-commerce transactions/month

❑ 70,000 streaming simultaneous sections/second

❑ 7 Billion page views/month

❑ +34 million unique visitors

Data Center:

❑ Over 15PBytes of stored data – which is equivalent to over 3 million hours of HD movies.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25572

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Quality

Using the best IT services management practices, we implement continuous improvement plans in order to provide business maintenance and satisfaction of our employees and clients.

For that to happen, we have created our processes in compliance with the requirements of ISO/IEC 27001, ISAE 3402 (SAS 70), ISO 20000:2011, PCI, and ITIL v3 and CobiT methodologies.

Certificates

❒	Company:

Focusing on Security, Quality, Performance and Reliability, the Company holds the following certificates:

❒	Employees:

Our employees are highly qualified and certified professionals, and provide services of the best quality:

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25572

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Clients

We have a solid client portfolio:

❑	250 of 500 largest companies in Brazil;

❑	3 of the largest airlines in Brazil;

❑	7 of the 10 largest retail companies in Brazil (90% of the largest e-commerces);

❑	6 of the largest mobile providers in Brazil;

❑	3 of the 4 largest educational groups in Brazil;

❑	6 of the 10 largest call centre companies in Brazil;

❑	3 of the 5 largest acquirors in Brazil;

❑	6 of the 10 largest real estate groups in Brazil;

❑	3 of the 4 largest cosmetic industries in Brazil;

❑	2 of the 3 largest chemical industries in Brazil;

❑	Over 100 companies of the financial segment.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25572

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Business Conditions:

Description of Services	[*****]
	Taxes exclusive	Taxes inclusive
Reference to services described in Technical Proposal OPT-18/25572	[*****]	[*****]
[*****]	[*****]	[*****]

Description of Services	[*****]
	Taxes exclusive	Taxes inclusive
[*****]	[*****]	[*****]

Final Provisions:

◾	Effectiveness: This proposal is valid for 15 business days. If the period lapses and the CLIENT has not returned this document duly signed, terms and conditions herein may be revised by UOLDIVEO;

◾	This proposal is governed by the conditions of the Telecommunication Services Agreement executed between the Parties on January 1, 2017;

◾	Taxes and rates shall be applied pursuant to legislation in force:

o	PIS, COFINS and ICMS are levied on telecommunication services (as effective in each location);

o	ISS, PIS and COFINS are levied on Data Center Solution Services, Managed Services, Software as Service, Application Service and/or Security Management Services, according to the nature of the service;

o	PIS and COFINS are levied on Internet provision services and Cloud services.

◾

Any changes to tax rates or calculation basis for taxes levied on the price of the provision of services subject matter hereof, as well as any other taxes that may be created as from the date hereof, even if due to revocation of exemption, shall result in price increase or reduction, according to the prevailing rate;

◾

If the CLIENT fails to comply with the obligations established in the Technical and Business Proposals, resulting in a delay in the schedule that was originally proposed, the CLIENT is not exempt from promptly complying with the other obligations, especially the obligations related to payments due;

[*****] Confidential information redacted

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25572

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◾	The CLIENT shall pay UOLDIVEO the amount of [*****] for the feasibility of implementation and contracted scope [*****] from the execution of the Agreement/Purchase Order;

◾	[*****] shall be billed as described below:

o	[*****];

o	[*****];

o	[*****].

[*****] Confidential information redacted

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25572

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São Paulo, February 14, 2019.

UOL DIVEO TECNOLOGIA LTDA.

/s/ Rogildo Torquato Landim	/s/ Marcelo Moojen Epperlein
Rogildo Torquato Landim	Marcelo Moojen Epperlein

PAGSEGURO INTERNET S.A.

/s/ Renato Bertozzo Duarte	/s/ Wagner Chagas Feder
Renato Bertozzo Duarte	Wagner Chagas Feder

WITNESSES:

/s/ Marcio Drumond Araujo
Marcio Drumond Araujo

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Technical Proposal

Lan-to-Lan PagSeguro

Technical Proposal UOLDIVEO OPT-18/25572-A

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São Paulo, February 01, 2019.

To:

PAGSEGURO INTERNET LTDA

Reference to UOLDIVEO Proposal OPT 18/25572-A

As an answer to your request, we hereby submit a proposal of Lan-to-Lan solution to meet PAGSEGURO INTERNET LTDA’s expectations regarding Telecommunication and Infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

We appreciate the opportunity and remain at your full disposal to clarify any questions that may arise.

Best regards,

/s/ Saulo Marchi Teixeira

Saulo Marchi Teixeira

Solution Architect

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25572-A

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Table of contents:

Table of contents	3
Non-Disclosure Agreement:	4
Executive Summary:	5
1.1 Purpose	5
1.2 Preliminary Instructions	5
2. Description of Solution	6
2.1 Topology	6
2.2 UOLDIVEO LAN-to-LAN (L2L)	6
2.3 Characteristics of Solution	7
3. Scope of Services	8
3.1 Responsibilities of UOLDIVEO’s	8
3.2 Responsibilities of PAGSEGURO INTERNET LTDA	8
4. Exhibits	9
4.1 UOLDIVEO Backbone	9
4.2 Failure Detection	9
4.3 Incident Management	9
4.4 Service Level Agreements (SLA)	9
4.5 Management Service Characteristics	11
4.6 Support and Troubleshooting	12

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25572-A

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Non-Disclosure Agreement:

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOLDIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOLDIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOLDIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOLDIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25572-A

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Executive Summary:

1.1	Purpose

The main purpose hereof is to provide a technical proposal in order to meet telecommunication infrastructure service needs through LAN-to-LAN (L2L) solution.

1.2	Preliminary Instructions

The proposal comprises the solution of non-managed data communication service known as UOLDIVEO L2L, which provides communication circuits between two sites (LAN-to-LAN), without requiring routers, as the solution is based on Layer 2.

Taking into account the best IT practices, UOLDIVEO strongly recommends the use of solutions designed for critical mission projects (low fault-tolerance project).

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25572-A

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2. Description of Solution

2.1	Topology

In order to interconnect its units (Site 1 and Site 2), the solution is comprised by a dedicated connection, as shown below:

2.2	UOLDIVEO LAN-to-LAN (L2L)

UOLDIVEO L2L is comprised by a dedicated link (peer-to-peer) through LAN-to-LAN (L2L) service. Below, you can see the addresses provided by the client and their characteristics:

Item	Location	Supplier	Total Band
Peer A	Rod. Jornalista Francisco Aguirre Proença, 0	External	[10Mbps] (LAN-to-LAN)
Peer B	Av. Ceci, 1850	External	[10Mbps] (LAN-to-LAN)

Mbps means Megabit/s.

The link will be delivered as ELECTRIC Ethernet (RJ45), and the data will be transferred in Layer 2 (there will be no routing between the networks, therefore, the network at Site 2 shall be an extension of the local network at Site 1).

•

Since there is no need to deliver routing equipment, as the link will be delivered in a switch owned by PAGSEGURO INTERNET LTDA, the solution will not be monitored (up/down, performance, among others).

•	SLA and MTTR are described below.

•	There is no support provided for the transport of Jumbo Frame (maximum MTU of 1548 bytes).

•	The circuit supports up to 50 MAC Address.

•	The solution does not include tools for monitoring and link utilization graphs.

•	Deadline for circuit(s) activation shall be redefined once a feasibility study is carried out in loco.

•	Internal cabling, as well as internal infrastructure resources, shall be provided by the Client.

•	The circuit will be delivered as Ethernet interface.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25572-A

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•	In the event any additional amounts are disbursed with infrastructure, they shall be charged on the first invoice to be issued by UOLDIVEO.

•	The Client must provide name, telephone number and authorization at both peers for the local inspections.

•

The confirmation of support to the addresses (supported by third-party) described herein depends on a site survey to be carried out later on. If the site survey assesses that there is no feasibility for such location, UOLDIVEO shall provide a new technical/business proposal, taking into account a new technology to be used in order to support such location.

•	This proposal does not comprise a contingency solution for circuits and routers. If the Client needs a contingency solution, UOL DIVEO may provide a new technical/business proposal including it.

•	Non-productive hours may be charged from the client in the event they are responsible for such non-productivity.

•	This proposal is valid for 20 business days. If the period lapses and PAGSEGURO INTERNET LTDA has not returned this document duly signed, terms and conditions herein may be revised by UOLDIVEO.

•	Deadline for installation: Up to 45 days for UOLDIVEO link and up to 90 days for Third-Party last mile link and equipment, as from the official contact by the Project Manager of UOLDIVEO.

•	This proposal is governed by the conditions of the Telecommunication Services Agreement executed between the Parties on January 1, 2017.

2.3	Characteristics of the Solution

•	Integrity: connections established between the remote unit and the hub ensure that the data originated from one of the peers will be received by the other one without any failures.

•	Security: the structure provided by UOLDIVEO is based on private network topology, through UOLDIVEO’s and partners’ backbone, without public access, ensuring data security.

•	Availability: availability rates are described below, and they are calculated according to the physical environment.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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3. Scope of Services

3.1	Responsibilities of UOLDIVEO

•	Performance of site survey at the addresses provided by the client, as well as issuance of the technical report related thereto.

•	Cabling of equipment owned by UOLDIVEO, including router/gateway related to the circuits.

•	Remedial support and maintenance of circuits and equipment used in the solution described herein.

3.2	Responsibilities of PAGSEGURO INTERNET LTDA

•

Provision of sites’ addresses for the supply, infrastructure adjustment for the sites (grounding, independent electrical circuit, cabling, pipeline, etc.), and authorization for UOLDIVEO’s employees to enter the sites on a 24x7x365 basis.

•	Entire internal cabling required for the proper operation of the proposed solution, as well as its maintenance.

•	Execution of services acceptance instrument once the solution is implemented.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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4. Exhibits

4.1	UOLDIVEO Backbone

UOLDIVEO provides broad infrastructure for data, voice and image transmission, which is why UOLDIVEO can design customized solutions at competitive prices, meeting the needs of each client. When choosing UOLDIVEO, the client purchases a wide coverage solution, starting by metropolitan area networks and inter-cities redundant circuits, in addition to a great differential: the Service Level Agreement (SLA), which contractually ensures an availability of up to 99.9% to your network.

Metropolitan Area Networks (MAN) are comprised by radio frequency antennas that interconnect companies to their branches and the Internet. UOLDIVEO operates MANs under a frequency approved by the Brazilian telecommunications agency (Anatel), in the cities of São Paulo, Campinas, Rio de Janeiro, Belo Horizonte, Brasília, Curitiba and Porto Alegre.

Long-Haul or Inter-cities redundant circuits are underground fiber optic channels that interconnect UOLDIVEO’s Metropolitan Area Networks. Each city has a double coverage, by different providers, allowing a high-availability architecture for UOLDIVEO network.

4.2	Failure Detection

Collection of statistical information on network devices and managed links may vary depending on the characteristics of each device. On its turn, the collection of statistics may vary depending on the implementation of SNMP agent installed in the device, which means that we may get different information for the same kind of device. Technical reports are to be provided upon request off-line (without any interaction with UOLDIVEO portal).

4.3	Incident Management

UOLDIVEO has an Incident Management process that controls the troubleshooting of each failure. This is carried out through the control of information flow between all parties involved in a specific troubleshooting.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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4.4	Service Level Agreements (SLA)

UOL DIVEO undertakes to fully comply with all of the SLA commitments upon the supply of redundancy and diversity in each aspect of the network. All of backbone switch equipment is implemented with redundancy in order to obtain the best availability possible.

The minimum monthly availability of services is defined based on the structure of the contracted solution, namely:

Type	Structure	SLA
Silver	Local connection through third-party last mile (other providers)	99.0%

If there is any breakdown of any network circuits, by exclusive and proven fault of UOLDIVEO and exceeding the minimum availability period, the Client shall be entitled to receive credit in the month following the month in which the breakdown occurred, according to the structure of the contracted solution.

The amount to be discounted will be based on the current price of the circuit in the month in which the breakdown occurred. No discount shall be granted in the following events:

•	Breakdowns caused by power outage or failure in the client’s equipment, breakdowns caused by force majeure, breakdowns caused by public disturbances or acts of vandalism;

•	Breakdowns scheduled by UOLDIVEO for preventive and/or remedial maintenance of services, provided that they were duly informed to the Client at least two business days in advance;

•	Breakdowns caused by inappropriate operation by the Client or its vendors, as well as breakdowns caused by failures in the infrastructure of the Client or the end user;

•

When, regardless the reason, the Client prevents UOLDIVEO from having access to the location where the equipment of the Client – or equipment maintained by the Client – is installed, delaying reestablishment of services.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25572-A

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The chart below shows the mean time to repair (MTTR):

Severity	Type of Impact	Solution[1]	Target²	Performance Period
P13 / P2	Full unavailability • Service is unavailable for a specific client (link outage); • Error rate in the data link or internet fully disabling the regular data flow; • Client can’t use the service;	Up to 4h (12h for third-party last mile circuit)	80%	24x7
P3	Partial unavailability • Intermittent link outage; • Some users are facing issues in their operation;	Up to 12h	90%	24x7
P4	Degradation without affecting business • Error rate in the data link or internet, provided that the traffic still works; • Any failure preventing the use of data and internet service in a specific way;	Up to 36h	95%	8x5
P5	Monitoring alerts • Events generated by monitoring tools, provided that such events DO NOT trigger any of the behaviors abovementioned; • Incidents with no impact of any type, even if partial, to the client’s service;	Up to 96h	95%	8x5

4.5	Management Service Characteristics

Fault diagnosis: When a network equipment faces a failure, UOLDIVEO shall provide, initially, remote technical support in order to establish the reason of the failure. If needed, UOLDIVEO shall send a technician to the location to solve the issue. Remote technical support is available during and after business hours, provided that the issues pointed out by the client are included in the solution offered by UOLDIVEO.

Ticket Logging: Tickets related to the structure provided shall be opened through UOLDIVEO’s Service Desk, which works 24x7, where all tickets are received. Tickets will only be considered closed upon authorization from the Client.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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Preventive Maintenance: UOLDIVEO shall carry out the preventive maintenance recommended by the manufacturer of the equipment, upon previous scheduling with the client.

Procedures: The procedure to recover data services of UOLDIVEO starts immediately upon generation of an alarm in our management network or upon the creation of a ticket with the Service Desk:

•	Support will carry out an attempt to recover service through remote access.

•

If the issue is not solved remotely, we will create a ticket with the subcontracted provider and/or we will send a technician to the location. UOLDIVEO’s technician needs access to the equipment installed on the site, otherwise, the Trouble Ticket will get a “Hold” status until the access is granted. The time spent while the access is not granted will not be taken as unavailability time.

•

If an in-loco issue is detected and is not caused by UOLDIVEO (such as power outage, unplugged equipment, abnormal electrical discharge, misuse of equipment), the Trouble Ticket will be disregarded for the calculation of the previously executed SLA and the Client will be charged with an additional fee for the technical visit.

4.6	Support and Troubleshooting

If you have any questions or are facing any issues, UOLDIVEO provides prompt assistance by the technical department of Customer Service, which may be contacted through the numbers: 0800-160066 / 0800-7261288 or e-mail – servicedeskuoldiveo@uoldiveo.com.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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São Paulo, February 14, 2019.

UOL DIVEO TECNOLOGIA LTDA.

/s/ Rogildo Torquato Landim	/s/ Marcelo Moojen Epperlein
Rogildo Torquato Landim	Marcelo Moojen Epperlein

PAGSEGURO INTERNET S.A.

/s/ Renato Bertozzo Duarte	/s/ Wagner Chagas Feder
Renato Bertozzo Duarte	Wagner Chagas Feder

WITNESSES:

/s/ Marcio Drumond Araujo
Marcio Drumond Araujo

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Business Proposal

PagSeguro—Regularization of Circuit 5551010440

Business Proposal UOLDIVEO OPT-18/25569

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São Paulo, February 18, 2019.

To PAGSEGURO INTERNET LTDA

Attn.: Fabio Alves Moreira

Reference to UOLDIVEO Proposal OPT-18/25569

As an answer to your request, we hereby submit a proposal of integrated solution for technology to meet PAGSEGURO INTERNET LTDA’s expectations regarding IT Infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

We appreciate the opportunity and remain at your full disposal to clarify any questions that may arise.

Best regards,

/s/ Ingrid dos Santos Cruz

Ingrid dos Santos Cruz

Account Manager

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25569

Page: 3/11

Non-Disclosure Agreement	4
Introduction	5
About UOLDIVEO	5
Service Portfolio	6
UOLDIVEO’s Experience	7
Quality	8
Certificates	8
Clients	9
Business Conditions	10
Final Provisions	10

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25569

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Non-Disclosure Agreement

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOLDIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOLDIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOLDIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOLDIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25569

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Introduction

About UOLDIVEO

UOLDIVEO, company that is part of Grupo UOL with over 17 years of experience, has all-in-one IT Outsourcing solutions to meet the needs of mission critical environments.

We have the largest Data Center infrastructure in Brazil, the best and most flexible Corporate Cloud, in addition to a wide layer of managed services. All of this is supported by one of the largest certified technical groups in Brazil, standardized processes and cutting-edge technology, allowing an IT Transformation approach, with the purpose of providing IT in a fast, efficient and business-centered way.

We have over 3,000 clients and 1,500 employees with over 280 international certifications.

UOLDIVEO has its headquarters in São Paulo and branches in 7 capitals in Brazil.

Caption of image:

17 anos de experiência de mercado: 17 years of market experience

+ 3 mil clientes: Over 3,000 clients

1.500 colaboradores: 1,500 employees

26 mil m² Data Centers: Over 26 thousand m² of Data Centers

Rede própria em 7 cidades: Own network in 7 cities

15 Petabytes em armazenamento: 15 petabytes stored

Soluções orientadas por segmento de mercado: Solutions guided by market segments

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25569

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Service Portfolio

Our portfolio is comprised by all-in-one and integrated solutions that meet the most different IT needs of companies, and we are trusted advisors of our partners.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

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UOLDIVEO’s Experience

We are a Brazilian leading IT Outsourcing Company. We have a solid group with years of experience in the domestic market, we have experience in the management of high-volume and mission critical environment, in addition to our robust and fast operations.

Support and Operations:

❑	+2.2 Billion security events

❑	+6,300 firewalls

❑	+169,000 security rules

❑	Monitoring over 500,000 active infrastructure elements

❑	+14 million active mailboxes

❑	+400,000 internet domains

❑	+7,000 database facilities

Backbone:

❑	+ 200 Gbps of traffic capacity

❑	+ 1,800 points of presence

❑	+ 3.7 million e-commerce transactions/month

❑	70,000 streaming simultaneous sections/second

❑	7 Billion page views/month

❑	+34 million unique visitors

Data Center:

❑	Over 15PBytes of stored data – which is equivalent to over 3 million hours of HD movies.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

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Quality

Using the best IT services management practices, we implement continuous improvement plans in order to provide business maintenance and satisfaction of our employees and clients.

For that to happen, we have created our processes in compliance with the requirements of ISO/IEC 27001, ISAE 3402 (SAS 70), ISO 20000:2011, PCI, and ITIL v3 and CobiT methodologies.

Certificates

❒	Company:

Focusing on Security, Quality, Performance and Reliability, the Company holds the following certificates:

❒	Employees:

Our employees are highly qualified and certified professionals, and provide services of the best quality:

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

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Clients

We have a solid client portfolio:

❑	250 of 500 largest companies in Brazil;

❑	3 of the largest airlines in Brazil;

❑	7 of the 10 largest retail companies in Brazil (90% of the largest e-commerces);

❑	6 of the largest mobile providers in Brazil;

❑	3 of the 4 largest educational groups in Brazil;

❑	6 of the 10 largest call centre companies in Brazil;

❑	3 of the 5 largest acquirors in Brazil;

❑	6 of the 10 largest real estate groups in Brazil;

❑	3 of the 4 largest cosmetic industries in Brazil;

❑	2 of the 3 largest chemical industries in Brazil;

❑	Over 100 companies of the financial segment.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

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Business Conditions:

Description of Services	[*****]
	Taxes exclusive	Taxes inclusive

Reference to services described in Technical Proposal OPT-18/25569	[*****]	[*****]

Description of Services	[*****]
	Taxes exclusive	Taxes inclusive

[*****]	[*****]	[*****]

Final Provisions:

◾	Effectiveness: This proposal is valid for 15 business days. If the period lapses and the CLIENT has not returned this document duly signed, terms and conditions herein may be revised by UOLDIVEO;

◾	This proposal is governed by the conditions of the Telecommunication Services Agreement executed between the Parties on January 1, 2017;

◾	Taxes and rates shall be applied pursuant to legislation in force:

o	PIS, COFINS and ICMS are levied on telecommunication services (as effective in each location);

o	ISS, PIS and COFINS are levied on Data Center Solution Services, Managed Services, Software as Service, Application Service and/or Security Management Services, according to the nature of the service;

o	PIS and COFINS are levied on Internet provision services and Cloud services.

◾

Any changes to tax rates or calculation basis for taxes levied on the price of the provision of services subject matter hereof, as well as any other taxes that may be created as from the date hereof, even if due to revocation of exemption, shall result in price increase or reduction, according to the prevailing rate;

◾

If the CLIENT fails to comply with the obligations established in the Technical and Business Proposals, resulting in a delay in the schedule that was originally proposed, the CLIENT is not exempt from promptly complying with the other obligations, especially the obligations related to payments due;

[*****] Confidential information redacted

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25569

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◾	The CLIENT shall pay UOLDIVEO the amount of Preliminary Fee for the feasibility of implementation and contracted scope [*****] from the execution of the Agreement/Purchase Order;

◾	[*****] shall be billed as described below:

o	[*****];

o	[*****];

o	[*****].

São Paulo, February 18, 2019.

UOL DIVEO TECNOLOGIA LTDA.

/s/ Rogildo Torquato Landim	/s/ Marcelo Moojen Epperlein
Rogildo Torquato Landim	Marcelo Moojen Epperlein

PAGSEGURO INTERNET S.A.

/s/ Renato Bertozzo Duarte	/s/ Wagner Chagas Feder
Renato Bertozzo Duarte	Wagner Chagas Feder

WITNESSES:

/s/ Marcio Drumond Araujo
Marcio Drumond Araujo

[*****] Confidential information redacted

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Technical Proposal

Lan-to-Lan PagSeguro

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São Paulo, February 01, 2019.

To:

PAGSEGURO INTERNET LTDA

Reference to UOLDIVEO Proposal OPT 18/25569-A

As an answer to your request, we hereby submit a proposal of Lan-to-Lan solution to meet PAGSEGURO INTERNET LTDA’s expectations regarding Telecommunication and Infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

We appreciate the opportunity and remain at your full disposal to clarify any questions that may arise.

Best regards,

/s/ Saulo Marchi Teixeira

Saulo Marchi Teixeira

Solution Architect

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25569-A

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Table of contents:

Table of contents	3
Non-Disclosure Agreement:	4
Executive Summary:	5
1.1 Purpose	5
1.2 Preliminary Instructions	5
2. Description of Solution	6
2.1 Topology	6
2.2 UOLDIVEO LAN-to-LAN (L2L)	6
2.3 Characteristics of Solution	7
3. Scope of Services	8
3.1 Responsibilities of UOLDIVEO’s	8
3.2 Responsibilities of PAGSEGURO INTERNET LTDA	8
4. Exhibits	9
4.1 UOLDIVEO Backbone	9
4.2 Failure Detection	9
4.3 Incident Management	9
4.4 Service Level Agreements (SLA)	9
4.5 Management Service Characteristics	11
4.6 Support and Troubleshooting	12

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25569-A

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Non-Disclosure Agreement:

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOLDIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOLDIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOLDIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOLDIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25569-A

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Executive Summary:

1.1	Purpose

The main purpose hereof is to provide a technical proposal in order to meet telecommunication infrastructure service needs through LAN-to-LAN (L2L) solution.

1.2	Preliminary Instructions

The proposal comprises the solution of non-managed data communication service known as UOLDIVEO L2L, which provides communication circuits between two sites (LAN-to-LAN), without requiring routers, as the solution is based on Layer 2.

Taking into account the best IT practices, UOLDIVEO strongly recommends the use of solutions designed for critical mission projects (low fault-tolerance project).

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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2.	Description of Solution

2.1	Topology

In order to interconnect its units (Site 1 and Site 2), the solution is comprised by a dedicated connection, as shown below:

2.2	UOLDIVEO LAN-to-LAN (L2L)

UOLDIVEO L2L is comprised by a dedicated link (peer-to-peer) through LAN-to-LAN (L2L) service. Below, you can see the addresses provided by the client and their characteristics:

Item	Location	Supplier	Total Band
Peer A	Rua Caldas Júnior, 120	External	[2Mbps] (LAN-to-LAN)
Peer B	Av. Ceci, 1850	External	[2Mbps] (LAN-to-LAN)

Mbps means Megabit/s.

The link will be delivered as ELECTRIC Ethernet (RJ45), and the data will be transferred in Layer 2 (there will be no routing between the networks, therefore, the network at Site 2 shall be an extension of the local network at Site 1).

•

Since there is no need to deliver routing equipment, as the link will be delivered in a switch owned by PAGSEGURO INTERNET LTDA, the solution will not be monitored (up/down, performance, among others).

•	SLA and MTTR are described below.

•	There is no support provided for the transport of Jumbo Frame (maximum MTU of 1548 bytes).

•	The circuit supports up to 50 MAC Address.

•	The solution does not include tools for monitoring and link utilization graphs.

•	Deadline for circuit(s) activation shall be redefined once a feasibility study is carried out in loco.

•	Internal cabling, as well as internal infrastructure resources, shall be provided by the Client.

•	The circuit will be delivered as Ethernet interface.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25569-A

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•	In the event any additional amounts are disbursed with infrastructure, they shall be charged on the first invoice to be issued by UOLDIVEO.

•	The Client must provide name, telephone number and authorization at both peers for the local inspections.

•

The confirmation of support to the addresses (supported by third-party) described herein depends on a site survey to be carried out later on. If the site survey assesses that there is no feasibility for such location, UOLDIVEO shall provide a new technical/business proposal, taking into account a new technology to be used in order to support such location.

•	This proposal does not comprise a contingency solution for circuits and routers. If the Client needs a contingency solution, UOL DIVEO may provide a new technical/business proposal including it.

•	Non-productive hours may be charged from the client in the event they are responsible for such non-productivity.

•	This proposal is valid for 20 business days. If the period lapses and PAGSEGURO INTERNET LTDA has not returned this document duly signed, terms and conditions herein may be revised by UOLDIVEO.

•	Deadline for installation: Up to 45 days for UOLDIVEO link and up to 90 days for Third-Party last mile link and equipment, as from the official contact by the Project Manager of UOLDIVEO.

•	This proposal is governed by the conditions of the Telecommunication Services Agreement executed between the Parties on January 1, 2017.

2.3	Characteristics of the Solution

•	Integrity: connections established between the remote unit and the hub ensure that the data originated from one of the peers will be received by the other one without any failures.

•	Security: the structure provided by UOLDIVEO is based on private network topology, through UOLDIVEO’s and partners’ backbone, without public access, ensuring data security.

•	Availability: availability rates are described below, and they are calculated according to the physical environment.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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3.	Scope of Services

3.1	Responsibilities of UOLDIVEO

•	Performance of site survey at the addresses provided by the client, as well as issuance of the technical report related thereto.

•	Cabling of equipment owned by UOLDIVEO, including router/gateway related to the circuits.

•	Remedial support and maintenance of circuits and equipment used in the solution described herein.

3.2	Responsibilities of PAGSEGURO INTERNET LTDA

•

Provision of sites’ addresses for the supply, infrastructure adjustment for the sites (grounding, independent electrical circuit, cabling, pipeline, etc.), and authorization for UOLDIVEO’s employees to enter the sites on a 24x7x365 basis.

•	Entire internal cabling required for the proper operation of the proposed solution, as well as its maintenance.

•	Execution of services acceptance instrument once the solution is implemented.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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4.	Exhibits

4.1	UOLDIVEO Backbone

UOLDIVEO provides broad infrastructure for data, voice and image transmission, which is why UOLDIVEO can design customized solutions at competitive prices, meeting the needs of each client. When choosing UOLDIVEO, the client purchases a wide coverage solution, starting by metropolitan area networks and inter-cities redundant circuits, in addition to a great differential: the Service Level Agreement (SLA), which contractually ensures an availability of up to 99.9% to your network.

Metropolitan Area Networks (MAN) are comprised by radio frequency antennas that interconnect companies to their branches and the Internet. UOLDIVEO operates MANs under a frequency approved by the Brazilian telecommunications agency (Anatel), in the cities of São Paulo, Campinas, Rio de Janeiro, Belo Horizonte, Brasília, Curitiba and Porto Alegre.

Long-Haul or Inter-cities redundant circuits are underground fiber optic channels that interconnect UOLDIVEO’s Metropolitan Area Networks. Each city has a double coverage, by different providers, allowing a high-availability architecture for UOLDIVEO network.

4.2	Failure Detection

Collection of statistical information on network devices and managed links may vary depending on the characteristics of each device. On its turn, the collection of statistics may vary depending on the implementation of SNMP agent installed in the device, which means that we may get different information for the same kind of device. Technical reports are to be provided upon request off-line (without any interaction with UOLDIVEO portal).

4.3	Incident Management

UOLDIVEO has an Incident Management process that controls the troubleshooting of each failure. This is carried out through the control of information flow between all parties involved in a specific troubleshooting.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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4.4	Service Level Agreements (SLA)

UOL DIVEO undertakes to fully comply with all of the SLA commitments upon the supply of redundancy and diversity in each aspect of the network. All of backbone switch equipment is implemented with redundancy in order to obtain the best availability possible.

The minimum monthly availability of services is defined based on the structure of the contracted solution, namely:

Type	Structure	SLA
Silver	Local connection through third-party last mile (other providers)	99.0%

If there is any breakdown of any network circuits, by exclusive and proven fault of UOLDIVEO and exceeding the minimum availability period, the Client shall be entitled to receive credit in the month following the month in which the breakdown occurred, according to the structure of the contracted solution.

The amount to be discounted will be based on the current price of the circuit in the month in which the breakdown occurred. No discount shall be granted in the following events:

•	Breakdowns caused by power outage or failure in the client’s equipment, breakdowns caused by force majeure, breakdowns caused by public disturbances or acts of vandalism;

•	Breakdowns scheduled by UOLDIVEO for preventive and/or remedial maintenance of services, provided that they were duly informed to the Client at least two business days in advance;

•	Breakdowns caused by inappropriate operation by the Client or its vendors, as well as breakdowns caused by failures in the infrastructure of the Client or the end user;

•

When, regardless the reason, the Client prevents UOLDIVEO from having access to the location where the equipment of the Client – or equipment maintained by the Client – is installed, delaying reestablishment of services.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25569-A

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The chart below shows the mean time to repair (MTTR):

Severity	Type of Impact	Solution¹	Target²	Performance Period
P13 / P2	Full unavailability • Service is unavailable for a specific client (link outage); • Error rate in the data link or internet fully disabling the regular data flow; • Client can’t use the service;	Up to 4h (12h for third-party last mile circuit)	80%	24x7
P3	Partial unavailability • Intermittent link outage; • Some users are facing issues in their operation;	Up to 12h	90%	24x7
P4	Degradation without affecting business • Error rate in the data link or internet, provided that the traffic still works; • Any failure preventing the use of data and internet service in a specific way;	Up to 36h	95%	8x5
P5	Monitoring alerts • Events generated by monitoring tools, provided that such events DO NOT trigger any of the behaviors abovementioned; • Incidents with no impact of any type, even if partial, to the client’s service;	Up to 96h	95%	8x5

4.5	Management Service Characteristics

Fault diagnosis: When a network equipment faces a failure, UOLDIVEO shall provide, initially, remote technical support in order to establish the reason of the failure. If needed, UOLDIVEO shall send a technician to the location to solve the issue. Remote technical support is available during and after business hours, provided that the issues pointed out by the client are included in the solution offered by UOLDIVEO.

Ticket Logging: Tickets related to the structure provided shall be opened through UOLDIVEO’s Service Desk, which works 24x7, where all tickets are received. Tickets will only be considered closed upon authorization from the Client.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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Preventive Maintenance: UOLDIVEO shall carry out the preventive maintenance recommended by the manufacturer of the equipment, upon previous scheduling with the client.

Procedures: The procedure to recover data services of UOLDIVEO starts immediately upon generation of an alarm in our management network or upon the creation of a ticket with the Service Desk:

•	Support will carry out an attempt to recover service through remote access.

•

If the issue is not solved remotely, we will create a ticket with the subcontracted provider and/or we will send a technician to the location. UOLDIVEO’s technician needs access to the equipment installed on the site, otherwise, the Trouble Ticket will get a “Hold” status until the access is granted. The time spent while the access is not granted will not be taken as unavailability time.

•

If an in-loco issue is detected and is not caused by UOLDIVEO (such as power outage, unplugged equipment, abnormal electrical discharge, misuse of equipment), the Trouble Ticket will be disregarded for the calculation of the previously executed SLA and the Client will be charged with an additional fee for the technical visit.

4.6	Support and Troubleshooting

If you have any questions or are facing any issues, UOLDIVEO provides prompt assistance by the technical department of Customer Service, which may be contacted through the numbers: 0800-160066 / 0800-7261288 or e-mail – servicedeskuoldiveo@uoldiveo.com.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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São Paulo, February 18, 2019.

UOL DIVEO TECNOLOGIA LTDA.

/s/ Rogildo Torquato Landim	/s/ Marcelo Moojen Epperlein
Rogildo Torquato Landim	Marcelo Moojen Epperlein

PAGSEGURO INTERNET S.A.

/s/ Renato Bertozzo Duarte	/s/ Wagner Chagas Feder
Renato Bertozzo Duarte	Wagner Chagas Feder

WITNESSES:

/s/ Marcio Drumond Araujo
Marcio Drumond Araujo

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal

Lan-to-Lan PagSeguro

Technical Proposal UOLDIVEO OPT-18/25570-A

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São Paulo, February 01, 2019.

To:

PAGSEGURO INTERNET LTDA

Reference to UOLDIVEO Proposal OPT 18/25570-A

As an answer to your request, we hereby submit a proposal of Lan-to-Lan solution to meet PAGSEGURO INTERNET LTDA’s expectations regarding Telecommunication and Infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

We appreciate the opportunity and remain at your full disposal to clarify any questions that may arise.

Best regards,

/s/ Saulo Marchi Teixeira

Saulo Marchi Teixeira

Solution Architect

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25570-A

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Table of contents:

Table of contents	3
Non-Disclosure Agreement:	4
Executive Summary:	5
1.1 Purpose	5
1.2 Preliminary Instructions	5
2. Description of Solution	6
2.1 Topology	6
2.2 UOLDIVEO LAN-to-LAN (L2L)	6
2.3 Characteristics of Solution	7
3. Scope of Services	8
3.1 Responsibilities of UOLDIVEO’s	8
3.2 Responsibilities of PAGSEGURO INTERNET LTDA	8
4. Exhibits	9
4.1 UOLDIVEO Backbone	9
4.2 Failure Detection	9
4.3 Incident Management	9
4.4 Service Level Agreements (SLA)	9
4.5 Management Service Characteristics	11
4.6 Support and Troubleshooting	12

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25570-A

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Non-Disclosure Agreement:

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOLDIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOLDIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOLDIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOLDIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25570-A

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Executive Summary:

1.1 Purpose

The main purpose hereof is to provide a technical proposal in order to meet telecommunication infrastructure service needs through LAN-to-LAN (L2L) solution.

1.2 Preliminary Instructions

The proposal comprises the solution of non-managed data communication service known as UOLDIVEO L2L, which provides communication circuits between two sites (LAN-to-LAN), without requiring routers, as the solution is based on Layer 2.

Taking into account the best IT practices, UOLDIVEO strongly recommends the use of solutions designed for critical mission projects (low fault-tolerance project).

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25570-A

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2. Description of Solution

2.1 Topology

In order to interconnect its units (Site 1 and Site 2), the solution is comprised by a dedicated connection, as shown below:

2.2 UOLDIVEO LAN-to-LAN (L2L)

UOLDIVEO L2L is comprised by a dedicated link (peer-to-peer) through LAN-to-LAN (L2L) service. Below, you can see the addresses provided by the client and their characteristics:

Item	Location	Supplier	Total Band
Peer A	Av. Bento Munhoz da Rocha Neto, 632	External	[100Mbps] (LAN-to-LAN)
Peer B	Al. Barão de Limeira, 425	External	[100Mbps] (LAN-to-LAN)

Mbps means Megabit/s.

The link will be delivered as ELECTRIC Ethernet (RJ45), and the data will be transferred in Layer 2 (there will be no routing between the networks, therefore, the network at Site 2 shall be an extension of the local network at Site 1).

•

Since there is no need to deliver routing equipment, as the link will be delivered in a switch owned by PAGSEGURO INTERNET LTDA, the solution will not be monitored (up/down, performance, among others).

•	SLA and MTTR are described below.

•	There is no support provided for the transport of Jumbo Frame (maximum MTU of 1548 bytes).

•	The circuit supports up to 50 MAC Address.

•	The solution does not include tools for monitoring and link utilization graphs.

•	Deadline for circuit(s) activation shall be redefined once a feasibility study is carried out in loco.

•	Internal cabling, as well as internal infrastructure resources, shall be provided by the Client.

•	The circuit will be delivered as Ethernet interface.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25570-A

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•	In the event any additional amounts are disbursed with infrastructure, they shall be charged on the first invoice to be issued by UOLDIVEO.

•	The Client must provide name, telephone number and authorization at both peers for the local inspections.

•

The confirmation of support to the addresses (supported by third-party) described herein depends on a site survey to be carried out later on. If the site survey assesses that there is no feasibility for such location, UOLDIVEO shall provide a new technical/business proposal, taking into account a new technology to be used in order to support such location.

•	This proposal does not comprise a contingency solution for circuits and routers. If the Client needs a contingency solution, UOL DIVEO may provide a new technical/business proposal including it.

•	Non-productive hours may be charged from the client in the event they are responsible for such non-productivity.

•	This proposal is valid for 20 business days. If the period lapses and PAGSEGURO INTERNET LTDA has not returned this document duly signed, terms and conditions herein may be revised by UOLDIVEO.

•	Deadline for installation: Up to 45 days for UOLDIVEO link and up to 90 days for Third-Party last mile link and equipment, as from the official contact by the Project Manager of UOLDIVEO.

•	This proposal is governed by the conditions of the Telecommunication Services Agreement executed between the Parties on January 1, 2017.

2.3 Characteristics of the Solution

•	Integrity: connections established between the remote unit and the hub ensure that the data originated from one of the peers will be received by the other one without any failures.

•	Security: the structure provided by UOLDIVEO is based on private network topology, through UOLDIVEO’s and partners’ backbone, without public access, ensuring data security.

•	Availability: availability rates are described below, and they are calculated according to the physical environment.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25570-A

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3. Scope of Services

3.1 Responsibilities of UOLDIVEO

•	Performance of site survey at the addresses provided by the client, as well as issuance of the technical report related thereto.

•	Cabling of equipment owned by UOLDIVEO, including router/gateway related to the circuits.

•	Remedial support and maintenance of circuits and equipment used in the solution described herein.

3.2 Responsibilities of PAGSEGURO INTERNET LTDA

•

Provision of sites’ addresses for the supply, infrastructure adjustment for the sites (grounding, independent electrical circuit, cabling, pipeline, etc.), and authorization for UOLDIVEO’s employees to enter the sites on a 24x7x365 basis.

•	Entire internal cabling required for the proper operation of the proposed solution, as well as its maintenance.

•	Execution of services acceptance instrument once the solution is implemented.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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4. Exhibits

4.1 UOLDIVEO Backbone

UOLDIVEO provides broad infrastructure for data, voice and image transmission, which is why UOLDIVEO can design customized solutions at competitive prices, meeting the needs of each client. When choosing UOLDIVEO, the client purchases a wide coverage solution, starting by metropolitan area networks and inter-cities redundant circuits, in addition to a great differential: the Service Level Agreement (SLA), which contractually ensures an availability of up to 99.9% to your network.

Metropolitan Area Networks (MAN) are comprised by radio frequency antennas that interconnect companies to their branches and the Internet. UOLDIVEO operates MANs under a frequency approved by the Brazilian telecommunications agency (Anatel), in the cities of São Paulo, Campinas, Rio de Janeiro, Belo Horizonte, Brasília, Curitiba and Porto Alegre.

Long-Haul or Inter-cities redundant circuits are underground fiber optic channels that interconnect UOLDIVEO’s Metropolitan Area Networks. Each city has a double coverage, by different providers, allowing a high-availability architecture for UOLDIVEO network.

4.2 Failure Detection

Collection of statistical information on network devices and managed links may vary depending on the characteristics of each device. On its turn, the collection of statistics may vary depending on the implementation of SNMP agent installed in the device, which means that we may get different information for the same kind of device. Technical reports are to be provided upon request off-line (without any interaction with UOLDIVEO portal).

4.3 Incident Management

UOLDIVEO has an Incident Management process that controls the troubleshooting of each failure. This is carried out through the control of information flow between all parties involved in a specific troubleshooting.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

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4.4 Service Level Agreements (SLA)

UOL DIVEO undertakes to fully comply with all of the SLA commitments upon the supply of redundancy and diversity in each aspect of the network. All of backbone switch equipment is implemented with redundancy in order to obtain the best availability possible.

The minimum monthly availability of services is defined based on the structure of the contracted solution, namely:

Type	Structure	SLA
Silver	Local connection through third-party last mile (other providers)	99.0%

If there is any breakdown of any network circuits, by exclusive and proven fault of UOLDIVEO and exceeding the minimum availability period, the Client shall be entitled to receive credit in the month following the month in which the breakdown occurred, according to the structure of the contracted solution.

The amount to be discounted will be based on the current price of the circuit in the month in which the breakdown occurred. No discount shall be granted in the following events:

•	Breakdowns caused by power outage or failure in the client’s equipment, breakdowns caused by force majeure, breakdowns caused by public disturbances or acts of vandalism;

•	Breakdowns scheduled by UOLDIVEO for preventive and/or remedial maintenance of services, provided that they were duly informed to the Client at least two business days in advance;

•	Breakdowns caused by inappropriate operation by the Client or its vendors, as well as breakdowns caused by failures in the infrastructure of the Client or the end user;

•

When, regardless the reason, the Client prevents UOLDIVEO from having access to the location where the equipment of the Client – or equipment maintained by the Client – is installed, delaying reestablishment of services.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25570-A

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The chart below shows the mean time to repair (MTTR):

Severity	Type of Impact	Solution¹	Target²	Performance Period
P13 / P2	Full unavailability • Service is unavailable for a specific client (link outage); • Error rate in the data link or internet fully disabling the regular data flow; • Client can’t use the service;	Up to 4h
		(12h for third-party last mile circuit)	80%	24x7
P3	Partial unavailability • Intermittent link outage; • Some users are facing issues in their operation;	Up to 12h	90%	24x7
P4	Degradation without affecting business • Error rate in the data link or internet, provided that the traffic still works; • Any failure preventing the use of data and internet service in a specific way;	Up to 36h	95%	8x5
P5	Monitoring alerts • Events generated by monitoring tools, provided that such events DO NOT trigger any of the behaviors abovementioned; • Incidents with no impact of any type, even if partial, to the client’s service;	Up to 96h	95%	8x5

4.5 Management Service Characteristics

Fault diagnosis: When a network equipment faces a failure, UOLDIVEO shall provide, initially, remote technical support in order to establish the reason of the failure. If needed, UOLDIVEO shall send a technician to the location to solve the issue. Remote technical support is available during and after business hours, provided that the issues pointed out by the client are included in the solution offered by UOLDIVEO.

Ticket Logging: Tickets related to the structure provided shall be opened through UOLDIVEO’s Service Desk, which works 24x7, where all tickets are received. Tickets will only be considered closed upon authorization from the Client.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25570-A

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Preventive Maintenance: UOLDIVEO shall carry out the preventive maintenance recommended by the manufacturer of the equipment, upon previous scheduling with the client.

Procedures: The procedure to recover data services of UOLDIVEO starts immediately upon generation of an alarm in our management network or upon the creation of a ticket with the Service Desk:

•	Support will carry out an attempt to recover service through remote access.

•

If the issue is not solved remotely, we will create a ticket with the subcontracted provider and/or we will send a technician to the location. UOLDIVEO’s technician needs access to the equipment installed on the site, otherwise, the Trouble Ticket will get a “Hold” status until the access is granted. The time spent while the access is not granted will not be taken as unavailability time.

•

If an in-loco issue is detected and is not caused by UOLDIVEO (such as power outage, unplugged equipment, abnormal electrical discharge, misuse of equipment), the Trouble Ticket will be disregarded for the calculation of the previously executed SLA and the Client will be charged with an additional fee for the technical visit.

4.6 Support and Troubleshooting

If you have any questions or are facing any issues, UOLDIVEO provides prompt assistance by the technical department of Customer Service, which may be contacted through the numbers: 0800-160066 / 0800-7261288 or e-mail – servicedeskuoldiveo@uoldiveo.com.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25570-A

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São Paulo, February 18, 2019.

UOL DIVEO TECNOLOGIA LTDA.

/s/ Rogildo Torquato Landim	/s/ Marcelo Moojen Epperlein
Rogildo Torquato Landim	Marcelo Moojen Epperlein

PAGSEGURO INTERNET S.A.

/s/ Renato Bertozzo Duarte	/s/ Wagner Chagas Feder
Renato Bertozzo Duarte	Wagner Chagas Feder

WITNESSES:

/s/ Marcio Drumond Araujo
Marcio Drumond Araujo

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Business Proposal

PagSeguro—Regularization of Circuit 5511090218

Business Proposal UOLDIVEO OPT-18/25570

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São Paulo, February 18, 2019.

To PAGSEGURO INTERNET LTDA

Attn.: Fabio Alves Moreira

Reference to UOLDIVEO Proposal OPT-18/25570

As an answer to your request, we hereby submit a proposal of integrated solution for technology to meet PAGSEGURO INTERNET LTDA’s expectations regarding IT Infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

We appreciate the opportunity and remain at your full disposal to clarify any questions that may arise.

Best regards,

/s/ Ingrid dos Santos Cruz

Ingrid dos Santos Cruz

Account Manager

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25570

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Non-Disclosure Agreement	4
Introduction	5
About UOLDIVEO	5
Service Portfolio	6
UOLDIVEO’s Experience	7
Quality	8
Certificates	8
Clients	9
Business Conditions	10
Final Provisions	10

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25570

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Non-Disclosure Agreement

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOLDIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOLDIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOLDIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOLDIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25570

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Introduction

About UOLDIVEO

UOLDIVEO, company that is part of Grupo UOL with over 17 years of experience, has all-in-one IT Outsourcing solutions to meet the needs of mission critical environments.

We have the largest Data Center infrastructure in Brazil, the best and most flexible Corporate Cloud, in addition to a wide layer of managed services. All of this is supported by one of the largest certified technical groups in Brazil, standardized processes and cutting-edge technology, allowing an IT Transformation approach, with the purpose of providing IT in a fast, efficient and business-centered way.

We have over 3,000 clients and 1,500 employees with over 280 international certifications.

UOLDIVEO has its headquarters in São Paulo and branches in 7 capitals in Brazil.

Caption of image:

17 anos de experiência de mercado: 17 years of market experience

+ 3 mil clientes: Over 3,000 clients

1.500 colaboradores: 1,500 employees

26 mil m² Data Centers: Over 26 thousand m² of Data Centers

Rede própria em 7 cidades: Own network in 7 cities

15 Petabytes em armazenamento: 15 petabytes stored

Soluções orientadas por segmento de mercado: Solutions guided by market segments

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25570

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Service Portfolio

Our portfolio is comprised by all-in-one and integrated solutions that meet the most different IT needs of companies, and we are trusted advisors of our partners.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

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UOLDIVEO’s Experience

We are a Brazilian leading IT Outsourcing Company. We have a solid group with years of experience in the domestic market, we have experience in the management of high-volume and mission critical environment, in addition to our robust and fast operations.

Support and Operations:

❑	+2.2 Billion security events

❑	+6,300 firewalls

❑	+169,000 security rules

❑	Monitoring over 500,000 active infrastructure elements

❑	+14 million active mailboxes

❑	+400,000 internet domains

❑	+7,000 database facilities

Backbone:

❑	+ 200 Gbps of traffic capacity

❑	+ 1,800 points of presence

❑	+ 3.7 million e-commerce transactions/month

❑	70,000 streaming simultaneous sections/second

❑	7 Billion page views/month

❑	+34 million unique visitors

Data Center:

❑	Over 15PBytes of stored data – which is equivalent to over 3 million hours of HD movies.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25570

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Quality

Using the best IT services management practices, we implement continuous improvement plans in order to provide business maintenance and satisfaction of our employees and clients.

For that to happen, we have created our processes in compliance with the requirements of ISO/IEC 27001, ISAE 3402 (SAS 70), ISO 20000:2011, PCI, and ITIL v3 and CobiT methodologies.

Certificates

❒	Company:

Focusing on Security, Quality, Performance and Reliability, the Company holds the following certificates:

❒	Employees:

Our employees are highly qualified and certified professionals, and provide services of the best quality:

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25570

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Clients

We have a solid client portfolio:

❑	250 of 500 largest companies in Brazil;

❑	3 of the largest airlines in Brazil;

❑	7 of the 10 largest retail companies in Brazil (90% of the largest e-commerces);

❑	6 of the largest mobile providers in Brazil;

❑	3 of the 4 largest educational groups in Brazil;

❑	6 of the 10 largest call centre companies in Brazil;

❑	3 of the 5 largest acquirors in Brazil;

❑	6 of the 10 largest real estate groups in Brazil;

❑	3 of the 4 largest cosmetic industries in Brazil;

❑	2 of the 3 largest chemical industries in Brazil;

❑	Over 100 companies of the financial segment.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25570

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Business Conditions:

Description of Services	[*****]
	Taxes exclusive	Taxes inclusive
Reference to services described in Technical Proposal OPT-18/25570	[*****]	[*****]

Description of Services	[*****]
	Taxes exclusive	Taxes inclusive
[*****]	[*****]	[*****]

Final Provisions:

◾	Effectiveness: This proposal is valid for 15 business days. If the period lapses and the CLIENT has not returned this document duly signed, terms and conditions herein may be revised by UOLDIVEO;

◾	This proposal is governed by the conditions of the Telecommunication Services Agreement executed between the Parties on January 1, 2017;

◾	Taxes and rates shall be applied pursuant to legislation in force:

o	PIS, COFINS and ICMS are levied on telecommunication services (as effective in each location);

o	ISS, PIS and COFINS are levied on Data Center Solution Services, Managed Services, Software as Service, Application Service and/or Security Management Services, according to the nature of the service;

o	PIS and COFINS are levied on Internet provision services and Cloud services.

◾

Any changes to tax rates or calculation basis for taxes levied on the price of the provision of services subject matter hereof, as well as any other taxes that may be created as from the date hereof, even if due to revocation of exemption, shall result in price increase or reduction, according to the prevailing rate;

◾

If the CLIENT fails to comply with the obligations established in the Technical and Business Proposals, resulting in a delay in the schedule that was originally proposed, the CLIENT is not exempt from promptly complying with the other obligations, especially the obligations related to payments due;

[*****] Confidential information redacted

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25570

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◾	The CLIENT shall pay UOLDIVEO the amount of [*****] for the feasibility of implementation and contracted scope [*****] from the execution of the Agreement/Purchase Order;

◾	[*****] shall be billed as described below:

o	[*****];

o	[*****];

o	[*****].

São Paulo, February 18, 2019.

UOL DIVEO TECNOLOGIA LTDA.

/s/ Rogildo Torquato Landim	/s/ Marcelo Moojen Epperlein
Rogildo Torquato Landim	Marcelo Moojen Epperlein

PAGSEGURO INTERNET S.A.

/s/ Renato Bertozzo Duarte	/s/ Wagner Chagas Feder
Renato Bertozzo Duarte	Wagner Chagas Feder

WITNESSES:

/s/ Marcio Drumond Araujo
Marcio Drumond Araujo

[*****] Confidential information redacted

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Technical Proposal
Lan-to-Lan between Data Centers

Technical Proposal UOLDIVEO OPT- 18/25571-A

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São Paulo, February 18, 2019.

To:

PAGSEGURO INTERNET LTDA

Reference to UOLDIVEO Proposal OPT 18/25571-A

As an answer to your request, we hereby submit a proposal of Lan-to-Lan solution between Data Centers to meet PAGSEGURO INTERNET LTDA’s expectations regarding Telecommunication and Infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

We appreciate the opportunity and remain at your full disposal to clarify any questions that may arise.

Best regards,

/s/ Saulo Marchi Teixeira

Saulo Marchi Teixeira

Solution Architect

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25571-A

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Non-Disclosure Agreement:	4
Purpose:	4
Preliminary Instructions	4
Description of Solution:	5
Responsibilities of UOLDIVEO	6
Responsibilities of PAGSEGURO INTERNET LTDA	6
Proposal:	7
Description of Solution	7
Details:	7
Characteristics and Technical Provisions of the Connectivity Environment	8
Exhibits	9
UOLDIVEO IP Backbone	9
Failure Detection	9
Incident Management	10
Incident Management	10
SLA (Service Level Agreements)	10
Management Service Characteristics	11
Support and Troubleshooting	12

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25571-A

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Non-Disclosure Agreement:

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOLDIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOLDIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOLDIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOLDIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25571-A

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Executive Summary:

Purpose

The main purpose hereof is to provide a technical proposal in order to meet telecommunication infrastructure service needs using UOLDIVEO LAN-to-LAN between Data Centers solution.

The proposal includes the solution of non-managed data communication service named UOLDIVEO L2L between Data Centers, which is the provision of communication circuits, Layer 2 (switching), between our two Data Centers, with the purpose of providing geographic redundancy of our clients’ solutions, allowing our clients to focus on their core business and their regular business operations.

Preliminary Instructions

The proposal comprises the solution of non-managed data communication service known as UOLDIVEO L2L, which provides communication circuits between two sites (LAN-to-LAN), without requiring routers, as the solution is based on Layer 2.

Taking into account the best IT practices, UOLDIVEO strongly recommends the use of solutions designed for critical mission projects (low fault-tolerance project).

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25571-A

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UOLDIVEO cherishes its partnership with the main information technology companies to strengthen its one-stop-shop condition for data transfer and processing services. The commitment and experience of UOLDIVEO’s team in critical mission projects, combined with its global standard infrastructure translate into great benefits to its clients, as well as to their end users, such as:

•	Service Level Agreement (SLA) of up to 99,9% uptime of UOLDIVEO services, contractually provided;

•	Convergence of all communication services: data, voice and video, using the same infrastructure;

•	High availability and performance to operate non-stop services, failure tolerant;

•	Reduced Total Ownership Cost with IT operation, from maintenance of equipment to training of human resources, in order to operate 24x7;

•	Scalability so that infrastructure follows your business’ growth;

•	Agility to deliver and perform maintenance in the facilities;

•	Maximum peer-to-peer connectivity, enabled by full network topology;

•	Capacity to serve the most challenging critical mission projects.

Description of Solution:

•	Availability: Availability rates are described elsewhere herein, and are calculated according to the main physical mean (dedicated access) and the redundant physical mean (as applicable).

•	Scalability: The structure provided by UOLDIVEO allows for band upgrades, at any time, between the peers interconnected to the backbone, upon client’s request and commercial validation;

•

Flexibility: New peers may be connected to the backbone, even if they were not contemplated in the initial project. They may be added at any time (upon commercial validation and technical feasibility analysis), without prejudice to backbone operation;

•	Dedicated internet connection through own Backbone Internet, with high connectivity levels and national and international availability, managed 24x7x365 by NOC UOLDIVEO team;

•	Aggressive peering and Gateway policy with the main Brazilian Carriers.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25571-A

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Responsibilities of UOLDIVEO:

•	Provide the client with all necessary information, whenever possible, so that the client assesses whether its application bears redundancy between UOLDIVEO’s data centers.

•	Install and setup the proposed solution in UOLDIVEO’s facilities.

•	Provide for corrective maintenance of circuits and equipment used in the solution described herein.

Responsibilities of PAGSEGURO INTERNET LTDA:

•	Request transmission speed (band width) between data centers as it suits its needs.

•	Identify whether its applications that are hosted in UOLDIVEO’s data centers bear redundancy between them.

•	Inform a technical point of contact to interact with UOLDIVEO’s employees at their request.

•	Execute the service acceptance instrument at the conclusion of implementation of the solution.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25571-A

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Proposal:

Description of Solution

UOLDIVEO L2L between Data Centers is a LAN-to-LAN solution which interconnect our Data Centers through UOLDIVEO’s own optical fiber, which ensures high performance and redundancy in the applications (services) hosted in these data centers.

Caption:

Anel Ótico Redundante: Redundant Optical Ring

Atualização da base de dados: Database update

Details:

Please find below a list of the main characteristics of this solution:

Item	Location	Use	Total Band
1	Av. Ceci, 1850	Data	[10Gbps] (LAN-to-LAN)
2	Al. Glete, 700	Data	[10Gbps] (LAN-to-LAN)

•	Architecture of this solution provides that the communication between the data centers will occur through UOLDIVEO’s own optical fiber.

•	Metro Ethernet (Layer 2) link layer.

•	Support of up to 200 MAC Address.

•	SLA and MTTR are described below.

•	Setup of EVC (Ethernet Virtual Connection) on peer-to-peer mode (E-Line).

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25571-A

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•	Physical Layer (Layer 1) from UOLDIVEO’s own optical fiber (ring-shaped and protected).

•	No support to the transportation of Jumbo Frame packages (maximum MTU of 1548 bytes).

•	This solution does not include routers, so, consequently, it does not bear routing.

•	This solution does not include monitoring tools and chart for use of link.

•	The deadline to activate this/these circuit(s) will be redefined after the feasibility study is performed.

•

The client will be responsible for assessing and informing whether or not its applications bear contingency pursuant to the architecture of UOLDIVEO’s solution. Whenever possible, we will provide all information the client needs to make such assessment.

•	Unproductive hours may be charged from the client if the client is responsible for the unproductivity.

•	This proposal is governed by the terms and condition of the Telecommunications Services Agreement, entered into between the Parties on January 1, 2017.

Characteristics and technical provisions of the Connectivity environment:

•	This proposal is valid for 20 business days. If the period lapses and PAGSEGURO INTERNET LTDA has not returned this document duly signed, terms and conditions herein may be revised by UOLDIVEO;

•	Deadline for installation: Up to 45 days for equipment with UOLDIVEO access, as from the official contact by the Project Manager of UOLDIVEO;

•	PAGSEGURO INTERNET LTDA is responsible for the sizing and specification of the communication circuits and any other input, whether or not it is referred to herein;

•	Internal cabling, as well as internal infrastructure resources, will be the Client’s responsibility;

•

During the execution of the implementation project, in the event PAGSEGURO INTERNET LTDA establishes changes and/or additions to the scope contemplated in the initial project, UOLDIVEO will understand them as a request of “Change of Scope,” and PAGSEGURO INTERNET LTDA acknowledges that potential delays may occur without any liens falling upon UOLDIVEO. Change request will be subject to the following process:

•	PAGSEGURO INTERNET LTDA, through its Project Manager (PM), will submit the request for change of scope in writing to the PM of UOLDIVEO;

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25571-A

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•

UOLDIVEO will analyze the request and the actions to be taken to meet the request. This analysis will have a lower priority than the execution of the original scope of the project, and UOLDIVEO shall, through its PM, submit its formal response, which may be either of the following:

o	The request can be quickly and easily implemented, at no additional cost to PAGSEGURO INTERNET LTDA – UOLDIVEO will accept the request and implement the necessary changes.

o

The request is not of easy implementation, so an additional cost will be charged from PAGSEGURO INTERNET LTDA – UOLDIVEO will obtain the extra quotes, and, upon their approval by PAGSEGURO INTERNET LTDA, will implement the necessary changes. PAGSEGURO INTERNET LTDA and UOLDIVEO will define the new schedule of the project, which will be the basis for the remaining activities.

•

Conclusion of transition within the agreed period of time will depend upon receipt by UOLDIVEO of all necessary information from PAGSEGURO INTERNET LTDA, and the timely access to the resources, employees and facilities of PAGSEGURO INTERNET LTDA.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25571-A

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Exhibits

UOLDIVEO IP Backbone

UOLDIVEO provides broad infrastructure for data, voice and image transmission, which is why UOLDIVEO can design customized solutions at competitive prices, meeting the needs of each client. When choosing UOLDIVEO, the client purchases a wide coverage solution, starting by metropolitan area networks and inter-cities redundant circuits, in addition to a great differential: the Service Level Agreement (SLA), which contractually ensures an availability of up to 99.9% to your network.

Metropolitan Area Networks (MAN) are comprised by radio frequency antennas that interconnect companies to their branches and the Internet. UOLDIVEO operates MANs under a frequency approved by the Brazilian telecommunications agency (Anatel), in the cities of São Paulo, Campinas, Rio de Janeiro, Belo Horizonte, Brasília, Curitiba and Porto Alegre.

Long-Haul or Inter-cities redundant circuits are underground fiber optic channels that interconnect UOLDIVEO’s Metropolitan Area Networks. Each city has a double coverage, by different providers, allowing a high-availability architecture for UOLDIVEO network.

Failure Detection

Collection of statistical information on network devices and managed links may vary depending on the characteristics of each device. On its turn, the collection of statistics may vary depending on the implementation of SNMP agent installed in the device, which means that we may get different information for the same kind of device. Technical reports are to be provided upon request off-line (without any interaction with UOLDIVEO portal).

Incident Management

UOLDIVEO has an Incident Management process that controls the troubleshooting of each failure. This is carried out through the control of information flow between all parties involved in a specific troubleshooting.

Incident Management

UOLDIVEO has an Incident Management process that controls the troubleshooting of each failure. This is carried out through the control of information flow between all parties involved in a specific troubleshooting.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25571-A

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Service Level Agreements (SLA)

UOL DIVEO undertakes to fully comply with all of the SLA commitments upon the supply of redundancy and diversity in each aspect of the network. All of backbone equipment is implemented with redundancy in order to obtain the best availability possible.

The minimum monthly availability of services is defined based on the structure of the contracted solution, namely:

Type	Structure	SLA
Gold	Local connection through UOLDIVEO last mile	99.6%

¹	“Access Redundancy” means the services delivered through 2 different and independent communication circuits, through double approach.

If there is any breakdown of any network circuits, by exclusive and proven fault of UOLDIVEO and exceeding the minimum availability period, the Client shall be entitled to receive credit in the month following the month in which the breakdown occurred, according to the structure of the contracted solution.

The amount to be discounted will be based on the current price of the circuit in the month in which the breakdown occurred. No discount shall be granted in the following events:

•	Breakdowns caused by power outage or failure in the client’s equipment, breakdowns caused by force majeure, breakdowns caused by public disturbances or acts of vandalism;

•	Breakdowns scheduled by UOLDIVEO for preventive and/or remedial maintenance of services, provided that they were duly informed to the Client at least two business days in advance;

•	Breakdowns caused by inappropriate operation by the Client or its vendors, as well as breakdowns caused by failures in the infrastructure of the Client or the end user;

•

When, regardless the reason, the Client prevents UOLDIVEO from having access to the location where the equipment of the Client – or equipment maintained by the Client – is installed, delaying reestablishment of services.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25571-A

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The chart below shows the mean time to repair (MTTR):

Severity	Type of Impact	Solution¹	Target²	Performance Period

P1	Full unavailability • Service is unavailable for a specific client (link outage); • Error rate in the data link or internet fully disabling the regular data flow; • Client can’t use the service;	Up to 4h (12h for third-party last mile circuit)	80%	24x7

P2	Partial unavailability • Intermittent link outage; • Some users are facing issues in their operation;	Up to 12h	90%	24x7

P3	Degradation without affecting business • Error rate in the data link or internet, provided that the traffic still works; • Any failure preventing the use of data and internet service in a specific way;	Up to 36h	95%	8x5

P4	Monitoring alerts • Events generated by monitoring tools, provided that such events DO NOT trigger any of the behaviors abovementioned; • Incidents with no impact of any type, even if partial, to the client’s service;	Up to 96h	95%	8x5

¹	“Solution” means the deadline established for UOL DIVEO to complete the solution of the ticket, provided that the incident is duly recorded.
²

“Target” means the percentage of success of support within the expected timeframe. The target is calculated based on all tickets created by the client throughout the month and according to its severity.

Management Service Characteristics

Fault diagnosis: When a network equipment faces a failure, UOLDIVEO shall provide, initially, remote technical support in order to establish the reason of the failure. If needed, UOLDIVEO shall send a technician to the location to solve the issue. Remote technical support is available during and after business hours, provided that the issues pointed out by the client are included in the solution offered by UOLDIVEO.

Ticket Logging: Tickets related to the structure provided shall be opened through UOLDIVEO’s Service Desk, which works 24x7, where all tickets are received. Tickets will only be considered closed upon authorization from the Client.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25571-A

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Preventive Maintenance: UOLDIVEO shall carry out the preventive maintenance recommended by the manufacturer of the equipment, upon previous scheduling with the client.

Procedures: The procedure to recover data services of UOLDIVEO starts immediately upon generation of an alarm in our management network or upon the creation of a ticket with the Service Desk:

•	Support will carry out an attempt to recover service through remote access.

•

If the issue is not solved remotely, we will create a ticket with the subcontracted provider and/or we will send a technician to the location. UOLDIVEO’s technician needs access to the equipment installed on the site, otherwise, the Trouble Ticket will get a “Hold” status until the access is granted. The time spent while the access is not granted will not be taken as unavailability time.

•

If an in-loco issue is detected and is not caused by UOLDIVEO (such as power outage, unplugged equipment, abnormal electrical discharge, misuse of equipment), the Trouble Ticket will be disregarded for the calculation of the previously executed SLA and the Client will be charged with an additional fee for the technical visit.

Support and Troubleshooting

If you have any questions or are facing any issues, you may contact our support team calling UOLDIVEO Service Desk to create a ticket, calling 4003-1100, or through the Client Dashboard.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Technical Proposal UOLDIVEO OPT-18/25571-A

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São Paulo, February 18, 2019.

UOL DIVEO TECNOLOGIA LTDA.

/s/ Rogildo Torquato Landim	/s/ Marcelo Moojen Epperlein
Rogildo Torquato Landim	Marcelo Moojen Epperlein

PAGSEGURO INTERNET S.A.

/s/ Renato Bertozzo Duarte	/s/ Wagner Chagas Feder
Renato Bertozzo Duarte	Wagner Chagas Feder

WITNESSES:

/s/ Marcio Drumond Araujo
Marcio Drumond Araujo

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Al. Barão de Limeira, 425, São Paulo – SP, CEP 01202-900 www.uoldiveo.com.br

Business Proposal

PAGSEGURO—Regularization of Circuit 5511492255

Business Proposal UOLDIVEO OPT-18/25571

Page: 2/11

São Paulo, February 18, 2019.

To PAGSEGURO INTERNET LTDA

Attn.: Fabio Alves Moreira

Reference to UOLDIVEO Proposal OPT-18/25571

As an answer to your request, we hereby submit a proposal of integrated solution for technology to meet PAGSEGURO INTERNET LTDA’s expectations regarding IT Infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

We appreciate the opportunity and remain at your full disposal to clarify any questions that may arise.

Best regards,

/s/ Ingrid dos Santos Cruz

Ingrid dos Santos Cruz

Account Manager

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25571

Page: 3/11

Non-Disclosure Agreement	4
Introduction	5
About UOLDIVEO	5
Service Portfolio	6
UOLDIVEO’s Experience	7
Quality	8
Certificates	8
Clients	9
Business Conditions	10
Final Provisions	10

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25571

Page: 4/11

Non-Disclosure Agreement

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOLDIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOLDIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOLDIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOLDIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25571

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Introduction

About UOLDIVEO

UOLDIVEO, company that is part of Grupo UOL with over 17 years of experience, has all-in-one IT Outsourcing solutions to meet the needs of mission critical environments.

We have the largest Data Center infrastructure in Brazil, the best and most flexible Corporate Cloud, in addition to a wide layer of managed services. All of this is supported by one of the largest certified technical groups in Brazil, standardized processes and cutting-edge technology, allowing an IT Transformation approach, with the purpose of providing IT in a fast, efficient and business-centered way.

We have over 3,000 clients and 1,500 employees with over 280 international certifications.

UOLDIVEO has its headquarters in São Paulo and branches in 7 capitals in Brazil.

Caption of image:

17 anos de experiência de mercado: 17 years of market experience

+ 3 mil clientes: Over 3,000 clients

1.500 colaboradores: 1,500 employees

26 mil m² Data Centers: Over 26 thousand m² of Data Centers

Rede própria em 7 cidades: Own network in 7 cities

15 Petabytes em armazenamento: 15 petabytes stored

Soluções orientadas por segmento de mercado: Solutions guided by market segments

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25571

Page: 6/11

Service Portfolio

Our portfolio is comprised by all-in-one and integrated solutions that meet the most different IT needs of companies, and we are trusted advisors of our partners.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25571

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UOLDIVEO’s Experience

We are a Brazilian leading IT Outsourcing Company. We have a solid group with years of experience in the domestic market, we have experience in the management of high-volume and mission critical environment, in addition to our robust and fast operations.

Support and Operations:

❑ +2.2 Billion security events

❑ +6,300 firewalls

❑ +169,000 security rules

❑	Monitoring over 500,000 active infrastructure elements

❑ +14 million active mailboxes

❑ +400,000 internet domains

❑ +7,000 database facilities

Backbone:

❑ + 200 Gbps of traffic capacity

❑ + 1,800 points of presence

❑ + 3.7 million e-commerce transactions/month

❑	70,000 streaming simultaneous sections/second

❑	7 Billion page views/month

❑ +34 million unique visitors

Data Center:

❑ Over 15PBytes of stored data – which is equivalent to over 3 million hours of HD movies.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25571

Page: 8/11

Quality

Using the best IT services management practices, we implement continuous improvement plans in order to provide business maintenance and satisfaction of our employees and clients.

For that to happen, we have created our processes in compliance with the requirements of ISO/IEC 27001, ISAE 3402 (SAS 70), ISO 20000:2011, PCI, and ITIL v3 and CobiT methodologies.

Certificates

❒	Company:

Focusing on Security, Quality, Performance and Reliability, the Company holds the following certificates:

❒	Employees:

Our employees are highly qualified and certified professionals, and provide services of the best quality:

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25571

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Clients

We have a solid client portfolio:

❑	250 of 500 largest companies in Brazil;

❑	3 of the largest airlines in Brazil;

❑	7 of the 10 largest retail companies in Brazil (90% of the largest e-commerces);

❑	6 of the largest mobile providers in Brazil;

❑	3 of the 4 largest educational groups in Brazil;

❑	6 of the 10 largest call centre companies in Brazil;

❑	3 of the 5 largest acquirors in Brazil;

❑	6 of the 10 largest real estate groups in Brazil;

❑	3 of the 4 largest cosmetic industries in Brazil;

❑	2 of the 3 largest chemical industries in Brazil;

❑	Over 100 companies of the financial segment.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25571

Page: 10/11

Business Conditions:

[*****]
Description of Services	Taxes exclusive	Taxes inclusive
Reference to services described in Technical Proposal OPT-18/25571	[*****]	[*****]

[*****]
Description of Services	Taxes exclusive	Taxes inclusive
[*****]	[*****]	[*****]

Final Provisions:

◾	Effectiveness: This proposal is valid for 15 business days. If the period lapses and the CLIENT has not returned this document duly signed, terms and conditions herein may be revised by UOLDIVEO;

◾	This proposal is governed by the conditions of the Telecommunication Services Agreement executed between the Parties on January 1, 2017;

◾	Taxes and rates shall be applied pursuant to legislation in force:

o	PIS, COFINS and ICMS are levied on telecommunication services (as effective in each location);

o	ISS, PIS and COFINS are levied on Data Center Solution Services, Managed Services, Software as Service, Application Service and/or Security Management Services, according to the nature of the service;

o	PIS and COFINS are levied on Internet provision services and Cloud services.

◾

Any changes to tax rates or calculation basis for taxes levied on the price of the provision of services subject matter hereof, as well as any other taxes that may be created as from the date hereof, even if due to revocation of exemption, shall result in price increase or reduction, according to the prevailing rate;

◾

If the CLIENT fails to comply with the obligations established in the Technical and Business Proposals, resulting in a delay in the schedule that was originally proposed, the CLIENT is not exempt from promptly complying with the other obligations, especially the obligations related to payments due;

◾	The CLIENT shall pay UOLDIVEO the amount of [*****] for the feasibility of implementation and contracted scope [*****] from the execution of the Agreement/Purchase Order;

◾	[*****] shall be billed as described below:

o	[*****];

o	[*****];

o	[*****].

[*****] Confidential information redacted

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-18/25571

Page: 11/11

São Paulo, February 18, 2019.

UOL DIVEO TECNOLOGIA LTDA.

/s/ Rogildo Torquato Landim	/s/ Marcelo Moojen Epperlein
Rogildo Torquato Landim	Marcelo Moojen Epperlein

PAGSEGURO INTERNET S.A.

/s/ Renato Bertozzo Duarte	/s/ Wagner Chagas Feder
Renato Bertozzo Duarte	Wagner Chagas Feder

WITNESSES:

/s/ Marcio Drumond Araujo
Marcio Drumond Araujo

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal

PAGSEGURO—Regularization of Router 5551010440

Business Proposal UOLDIVEO OPT-19/26085

Page: 2/11

São Paulo, February 18, 2019.

To PAGSEGURO INTERNET LTDA

Attn.: Fabio Alves Moreira

Reference to UOLDIVEO Proposal OPT-19/26085

As an answer to your request, we hereby submit a proposal of integrated solution for technology to meet PAGSEGURO INTERNET LTDA’s expectations regarding IT Infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

We appreciate the opportunity and remain at your full disposal to clarify any questions that may arise.

Best regards,

/s/ Ingrid dos Santos Cruz

Ingrid dos Santos Cruz

Account Manager

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26085

Page: 3/11

Non-Disclosure Agreement	4
Introduction	5
About UOLDIVEO	5
Service Portfolio	6
UOLDIVEO’s Experience	7
Quality	8
Certificates	8
Clients	9
Business Conditions	10
Final Provisions	10

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26085

Page: 4/11

Non-Disclosure Agreement

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOLDIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOLDIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOLDIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOLDIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26085

Page: 5/11

Introduction

About UOLDIVEO

UOLDIVEO, company that is part of Grupo UOL with over 17 years of experience, has all-in-one IT Outsourcing solutions to meet the needs of mission critical environments.

We have the largest Data Center infrastructure in Brazil, the best and most flexible Corporate Cloud, in addition to a wide layer of managed services. All of this is supported by one of the largest certified technical groups in Brazil, standardized processes and cutting-edge technology, allowing an IT Transformation approach, with the purpose of providing IT in a fast, efficient and business-centered way.

We have over 3,000 clients and 1,500 employees with over 280 international certifications.

UOLDIVEO has its headquarters in São Paulo and branches in 7 capitals in Brazil.

Caption of image:

17 anos de experiência de mercado: 17 years of market experience

+ 3 mil clientes: Over 3,000 clients

1.500 colaboradores: 1,500 employees

26 mil m² Data Centers: Over 26 thousand m² of Data Centers

Rede própria em 7 cidades: Own network in 7 cities

15 Petabytes em armazenamento: 15 petabytes stored

Soluções orientadas por segmento de mercado: Solutions guided by market segments

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26085

Page: 6/11

Service Portfolio

Our portfolio is comprised by all-in-one and integrated solutions that meet the most different IT needs of companies, and we are trusted advisors of our partners.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26085

Page: 7/11

UOLDIVEO’s Experience

We are a Brazilian leading IT Outsourcing Company. We have a solid group with years of experience in the domestic market, we have experience in the management of high-volume and mission critical environment, in addition to our robust and fast operations.

Support and Operations:

❑ +2.2 Billion security events

❑ +6,300 firewalls

❑ +169,000 security rules

❑ Monitoring over 500,000 active infrastructure elements

❑ +14 million active mailboxes

❑ +400,000 internet domains

❑ +7,000 database facilities

Backbone:

❑ + 200 Gbps of traffic capacity

❑ + 1,800 points of presence

❑ + 3.7 million e-commerce transactions/month

❑ 70,000 streaming simultaneous sections/second

❑ 7 Billion page views/month

❑ +34 million unique visitors

Data Center:

❑ Over 15PBytes of stored data – which is equivalent to over 3 million hours of HD movies.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26085

Page: 8/11

Quality

Using the best IT services management practices, we implement continuous improvement plans in order to provide business maintenance and satisfaction of our employees and clients.

For that to happen, we have created our processes in compliance with the requirements of ISO/IEC 27001, ISAE 3402 (SAS 70), ISO 20000:2011, PCI, and ITIL v3 and CobiT methodologies.

Certificates

❒	Company:

Focusing on Security, Quality, Performance and Reliability, the Company holds the following certificates:

❒	Employees:

Our employees are highly qualified and certified professionals, and provide services of the best quality:

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26085

Page: 9/11

Clients

We have a solid client portfolio:

❑	250 of 500 largest companies in Brazil;

❑	3 of the largest airlines in Brazil;

❑	7 of the 10 largest retail companies in Brazil (90% of the largest e-commerces);

❑	6 of the largest mobile providers in Brazil;

❑	3 of the 4 largest educational groups in Brazil;

❑	6 of the 10 largest call centre companies in Brazil;

❑	3 of the 5 largest acquirors in Brazil;

❑	6 of the 10 largest real estate groups in Brazil;

❑	3 of the 4 largest cosmetic industries in Brazil;

❑	2 of the 3 largest chemical industries in Brazil;

❑	Over 100 companies of the financial segment.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26085

Page: 10/11

Business Conditions:

[*****]
Description of Services	Taxes exclusive	Taxes inclusive
Reference to services described in Technical Proposal OPT-18/25571	[*****]	[*****]

[*****]
Description of Services	Taxes exclusive	Taxes inclusive
[*****]	[*****]	[*****]

Final Provisions:

◾	Effectiveness: This proposal is valid for 15 business days. If the period lapses and the CLIENT has not returned this document duly signed, terms and conditions herein may be revised by UOLDIVEO;

◾	This proposal is governed by the conditions of the Telecommunication Services Agreement executed between the Parties on January 1, 2017;

◾	Taxes and rates shall be applied pursuant to legislation in force:

o	PIS, COFINS and ICMS are levied on telecommunication services (as effective in each location);

o	ISS, PIS and COFINS are levied on Data Center Solution Services, Managed Services, Software as Service, Application Service and/or Security Management Services, according to the nature of the service;

o	PIS and COFINS are levied on Internet provision services and Cloud services.

◾

Any changes to tax rates or calculation basis for taxes levied on the price of the provision of services subject matter hereof, as well as any other taxes that may be created as from the date hereof, even if due to revocation of exemption, shall result in price increase or reduction, according to the prevailing rate;

◾

If the CLIENT fails to comply with the obligations established in the Technical and Business Proposals, resulting in a delay in the schedule that was originally proposed, the CLIENT is not exempt from promptly complying with the other obligations, especially the obligations related to payments due;

◾	The CLIENT shall pay UOLDIVEO the amount of [*****] for the feasibility of implementation and contracted scope [*****] from the execution of the Agreement/Purchase Order;

◾	[*****] shall be billed as described below:

o	[*****];

o	[*****];

o	[*****].

[*****] Confidential information redacted

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26085

Page: 11/11

São Paulo, February 18, 2019.

UOL DIVEO TECNOLOGIA LTDA.

/s/ Rogildo Torquato Landim	/s/ Marcelo Moojen Epperlein
Rogildo Torquato Landim	Marcelo Moojen Epperlein

PAGSEGURO INTERNET S.A.

/s/ Renato Bertozzo Duarte	/s/ Wagner Chagas Feder
Renato Bertozzo Duarte	Wagner Chagas Feder

WITNESSES:

/s/ Marcio Drumond Araujo
Marcio Drumond Araujo

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

TECHNICAL PROPOSAL

CPE Lease

PagSeguro

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26085-A

Page: 2/9

São Paulo, February 20, 2019.

To PAGSEGURO INTERNET LTDA

Reference to UOLDIVEO Proposal OPT-19/26085-A

As an answer to your request, we hereby submit a Lease proposal to meet PAGSEGURO INTERNET LTDA’s expectations regarding Telecommunication and Infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

We appreciate the opportunity and remain at your full disposal to clarify any questions that may arise.

Best regards,

/s/ Saulo Marchi Teixeira

Saulo Marchi Teixeira

Solution Architect

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26085-A

Page: 3/9

Non-Disclosure Agreement	4
Technical Solution	5
Scope of Services	5
Characteristics of Solution	5
Details of Equipment	5
Characteristics and Provisions	6
Definitions	6
Technical Exhibit	7
Details	7

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26085-A

Page: 4/9

Non-Disclosure Agreement

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOLDIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOLDIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOLDIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOLDIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26085-A

Page: 5/9

Technical Solution

Scope of Services

UOLDIVEO is responsible for:

•	Installation and setup of equipment described herein;

•	Guarantee, support and maintenance of equipment described herein.

PAGSEGURO INTERNET LTDA is responsible for:

•

Provision of sites’ addresses for installation and adjustment of the infrastructure of the sites (grounding, independent electrical circuit, cabling, pipeline, etc.), and authorization for UOLDIVEO’s employees to enter the sites on a 24x7x365 basis;

•	Entire internal cabling required for the proper operation of the proposed solution, as well as its maintenance.

•	Execution of services acceptance instrument once the solution is implemented.

Characteristics of Solution

Note that new equipment may be added later, even if it was not provided in the initial project, upon business validation and technical feasibility, without prejudice to the regular operation of the current network and/or equipment.

Details of Equipment

In order to deliver the solution, the following equipment was provided:

List of Equipment
Item	Name	Scalability
1	Cisco 1921	Support for up to 30 Mbps / Ethernet

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26085-A

Page: 6/9

Characteristics and Provisions

Definitions

•	This proposal is valid for 20 business days. If the period lapses and PAGSEGURO INTERNET LTDA has not returned this document duly signed, terms and conditions herein may be revised by UOLDIVEO;

•	Deadline for installation: Up to 45 days for UOLDIVEO equipment and up to 90 days for Third-Party equipment, as from the official contact by the Project Manager of UOLDIVEO;

•	Lease contractually secured by SLA;

•	UOLDIVEO is responsible for providing and managing all routers mentioned in this proposal;

•

PAGSEGURO INTERNET LTDA is responsible for contracting VoIP Gateways with the capacity to transform voice signal into IP packages, for VPN MPLS traffic, as well as for planning its voice network (extensions);

•	This proposal does not comprise a contingency solution for routers. If the Client needs a contingency solution, UOLDIVEO may provide a new technical/business proposal including it;

•	This proposal is governed by the conditions of the Telecommunication Services Agreement executed between the Parties on January 1, 2017.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26085-A

Page: 7/9

Technical Exhibit

Details

Failure Detection

Collection of statistical information on network devices and managed links may vary depending on the characteristics of each device. On its turn, the collection of statistics may vary depending on the implementation of SNMP agent installed in the device, which means that we may get different information for the same kind of device. Technical reports are to be provided upon request off-line (without any interaction with UOLDIVEO portal). The main reports provided are the following:

•	Accidents occurred during the previous month;

•	Managerial report to prove compliance with the SLA;

•	Report with maintenances scheduled during the previous month.

UOLDIVEO checks all managed devices from time to time in order to detect failures or loss of contact. A failure may be detected through pooling (checking device’s activity) or through trap, which is sent by the device.

Incident Management

UOLDIVEO has an Incident Management process that controls the troubleshooting of each failure. This is carried out through the control of information flow between all parties involved in a specific troubleshooting.

Management Service Characteristics

Fault diagnosis: When an equipment faces a failure, UOLDIVEO shall provide, initially, remote technical support in order to establish the reason of the failure. If needed, UOLDIVEO shall send a technician to the location to solve the issue. Remote technical support is available during and after business hours, provided that the issues pointed out by the client are included in the solution offered by UOLDIVEO.

Ticket Logging: Tickets related to the structure provided shall be opened through UOLDIVEO’s Service Desk, which works 24x7, where all tickets are received. Tickets will only be considered closed upon authorization from the Client.

Preventive Maintenance: UOLDIVEO shall carry out the preventive maintenance recommended by the manufacturer of the equipment, upon previous scheduling with the client.

Procedures: The procedure to recover data services of UOLDIVEO starts immediately upon generation of an alarm in our management network or upon the creation of a ticket with the Service Desk:

•	Support will carry out an attempt to recover service through remote access;

•

If the issue is not solved remotely, we will create a ticket with the subcontracted provider and/or we will send a technician to the location. UOLDIVEO’s technician needs access to the equipment installed on the site, otherwise, the Trouble Ticket will get a “Hold” status until the access is granted. The time spent while the access is not granted will not be taken as unavailability time;

•

If an in-loco issue is detected and is not caused by UOLDIVEO (such as power outage, unplugged equipment, abnormal electrical discharge, misuse of equipment), the Trouble Ticket will be disregarded for the calculation of the previously executed SLA and the Client will be charged with an additional fee for the technical visit.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26085-A

Page: 8/9

SLA (Service Level Agreements)

UOLDIVEO undertakes to fully comply with all of the SLA commitments upon the supply of redundancy and diversity in each aspect of the network. All of backbone switch equipment is implemented with redundancy in order to obtain the best availability possible.

Routers provided by UOLDIVEO have the availability of up to 99.9% per year, monthly assessed for credit purposes. We ensure an annual availability of 99.4% for third-party routers, monthly assessed.

The chart below shows the mean time to repair (MTTR):

Severity	Type of Impact	Solution¹	Target²	Performance Period
P13 / P2	Full unavailability • Service is unavailable for a specific client (link outage); • Error rate in the data link or internet fully disabling the regular data flow; • Client can’t use the service;	Up to 4h (12h for third-party last mile circuit)	80%	24x7
P3	Partial unavailability • Intermittent link outage; • Some users are facing issues in their operation;	Up to 12h	90%	24x7
P4	Degradation without affecting business • Error rate in the data link or internet, provided that the traffic still works; • Any failure preventing the use of data and internet service in a specific way;	Up to 36h	95%	8x5
P5	Monitoring alerts • Events generated by monitoring tools, provided that such events DO NOT trigger any of the behaviors abovementioned; • Incidents with no impact of any type, even if partial, to the client’s service;	Up to 96h	95%	8x5

Support and Troubleshooting

If you have any questions or are facing any issues, UOLDIVEO provides prompt assistance through the technical department of Customer Service, which may be contacted at: 0800-160066 / 0800-7261288 or by e-mail – servicedeskuoldiveo@uoldiveo.com.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26085-A

Page: 9/9

São Paulo, February 18, 2019.

UOL DIVEO TECNOLOGIA LTDA.

/s/ Rogildo Torquato Landim	/s/ Marcelo Moojen Epperlein
Rogildo Torquato Landim	Marcelo Moojen Epperlein

PAGSEGURO INTERNET S.A.

/s/ Renato Bertozzo Duarte	/s/ Wagner Chagas Feder
Renato Bertozzo Duarte	Wagner Chagas Feder

WITNESSES:

/s/ Marcio Drumond Araujo
Marcio Drumond Araujo

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal

PagSeguro—Regularization of Router 5519020080

Business Proposal UOLDIVEO OPT-19/26086

Page: 2/11

São Paulo, February 18, 2019.

To PAGSEGURO INTERNET LTDA

Attn.: Fabio Alves Moreira

Reference to UOLDIVEO Proposal OPT-19/26086

As an answer to your request, we hereby submit a proposal of integrated solution for technology to meet PAGSEGURO INTERNET LTDA’s expectations regarding IT Infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

We appreciate the opportunity and remain at your full disposal to clarify any questions that may arise.

Best regards,

/s/ Ingrid dos Santos Cruz

Ingrid dos Santos Cruz

Account Manager

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26086

Page : 3/11

Non-Disclosure Agreement	4
Introduction	5
About UOLDIVEO	5
Service Portfolio	6
UOLDIVEO’s Experience	7
Quality	8
Certificates	8
Clients	9
Business Conditions	10
Final Provisions	10

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26086

Page: 4/11

Non-Disclosure Agreement

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOLDIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOLDIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOLDIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOLDIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26086

Page: 5/11

Introduction

About UOLDIVEO

UOLDIVEO, company that is part of Grupo UOL with over 17 years of experience, has all-in-one IT Outsourcing solutions to meet the needs of mission critical environments.

We have the largest Data Center infrastructure in Brazil, the best and most flexible Corporate Cloud, in addition to a wide layer of managed services. All of this is supported by one of the largest certified technical groups in Brazil, standardized processes and cutting-edge technology, allowing an IT Transformation approach, with the purpose of providing IT in a fast, efficient and business-centered way.

We have over 3,000 clients and 1,500 employees with over 280 international certifications.

UOLDIVEO has its headquarters in São Paulo and branches in 7 capitals in Brazil.

Caption of image:

17 anos de experiência de mercado: 17 years of market experience

+ 3 mil clientes: Over 3,000 clients

1.500 colaboradores: 1,500 employees

26 mil m² Data Centers: Over 26 thousand m² of Data Centers

Rede própria em 7 cidades: Own network in 7 cities

15 Petabytes em armazenamento: 15 petabytes stored

Soluções orientadas por segmento de mercado: Solutions guided by market segments

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26086

Page: 6/11

Service Portfolio

Our portfolio is comprised by all-in-one and integrated solutions that meet the most different IT needs of companies, and we are trusted advisors of our partners.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26086

Page: 7/11

UOLDIVEO’s Experience

We are a Brazilian leading IT Outsourcing Company. We have a solid group with years of experience in the domestic market, we have experience in the management of high-volume and mission critical environment, in addition to our robust and fast operations.

Support and Operations:

❑ +2.2 Billion security events

❑ +6,300 firewalls

❑ +169,000 security rules

❑ Monitoring over 500,000 active infrastructure elements

❑ +14 million active mailboxes

❑ +400,000 internet domains

❑ +7,000 database facilities

Backbone:

❑ + 200 Gbps of traffic capacity

❑ + 1,800 points of presence

❑ + 3.7 million e-commerce transactions/month

❑ 70,000 streaming simultaneous sections/second

❑ 7 Billion page views/month

❑ +34 million unique visitors

Data Center:

❑ Over 15PBytes of stored data – which is equivalent to over 3 million hours of HD movies.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26086

Page: 8/11

Quality

Using the best IT services management practices, we implement continuous improvement plans in order to provide business maintenance and satisfaction of our employees and clients.

For that to happen, we have created our processes in compliance with the requirements of ISO/IEC 27001, ISAE 3402 (SAS 70), ISO 20000:2011, PCI, and ITIL v3 and CobiT methodologies.

Certificates

❒ Company:

Focusing on Security, Quality, Performance and Reliability, the Company holds the following certificates:

❒ Employees:

Our employees are highly qualified and certified professionals, and provide services of the best quality:

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26086

Page: 9/11

Clients

We have a solid client portfolio:

❑ 250 of 500 largest companies in Brazil;

❑ 3 of the largest airlines in Brazil;

❑ 7 of the 10 largest retail companies in Brazil (90% of the largest e-commerces);

❑ 6 of the largest mobile providers in Brazil;

❑ 3 of the 4 largest educational groups in Brazil;

❑ 6 of the 10 largest call centre companies in Brazil;

❑ 3 of the 5 largest acquirors in Brazil;

❑ 6 of the 10 largest real estate groups in Brazil;

❑ 3 of the 4 largest cosmetic industries in Brazil;

❑ 2 of the 3 largest chemical industries in Brazil;

❑ Over 100 companies of the financial segment.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26086

Page: 10/11

Business Conditions:

Description of Services	[*****]
	Taxes exclusive	Taxes inclusive
Reference to services described in Technical Proposal OPT-19/26086	[*****]	[*****]

Description of Services	[*****]
	Taxes exclusive	Taxes inclusive
[*****]	[*****]	[*****]

Final Provisions:

◾	Effectiveness: This proposal is valid for 15 business days. If the period lapses and the CLIENT has not returned this document duly signed, terms and conditions herein may be revised by UOLDIVEO;

◾	This proposal is governed by the conditions of the Telecommunication Services Agreement executed between the Parties on January 1, 2017;

◾	Taxes and rates shall be applied pursuant to legislation in force:

o	PIS, COFINS and ICMS are levied on telecommunication services (as effective in each location);

o	ISS, PIS and COFINS are levied on Data Center Solution Services, Managed Services, Software as Service, Application Service and/or Security Management Services, according to the nature of the service;

o	PIS and COFINS are levied on Internet provision services and Cloud services.

◾

Any changes to tax rates or calculation basis for taxes levied on the price of the provision of services subject matter hereof, as well as any other taxes that may be created as from the date hereof, even if due to revocation of exemption, shall result in price increase or reduction, according to the prevailing rate;

◾

If the CLIENT fails to comply with the obligations established in the Technical and Business Proposals, resulting in a delay in the schedule that was originally proposed, the CLIENT is not exempt from promptly complying with the other obligations, especially the obligations related to payments due;

[*****] Confidential information redacted

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26086

Page: 11/11

◾	The CLIENT shall pay UOLDIVEO the amount of [*****] for the feasibility of implementation and contracted scope [*****] from the execution of the Agreement/Purchase Order;

◾	[*****] shall be billed as described below:

o	[*****];

o	[*****];

o	[*****].

São Paulo, February 18, 2019.

UOL DIVEO TECNOLOGIA LTDA.

/s/ Rogildo Torquato Landim	/s/ Marcelo Moojen Epperlein
Rogildo Torquato Landim	Marcelo Moojen Epperlein

PAGSEGURO INTERNET S.A.

/s/ Renato Bertozzo Duarte	/s/ Wagner Chagas Feder
Renato Bertozzo Duarte	Wagner Chagas Feder

WITNESSES:

/s/ Marcio Drumond Araujo
Marcio Drumond Araujo

[*****] Confidential information redacted

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

TECHNICAL PROPOSAL

CPE Lease

PagSeguro

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26086-A

Page: 2/9

São Paulo, February 20, 2019.

To PAGSEGURO INTERNET LTDA

Reference to UOLDIVEO Proposal OPT-19/26086-A

As an answer to your request, we hereby submit a Lease proposal to meet PAGSEGURO INTERNET LTDA’s expectations regarding Telecommunication and Infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

We appreciate the opportunity and remain at your full disposal to clarify any questions that may arise.

Best regards,

/s/ Saulo Marchi Teixeira

Saulo Marchi Teixeira

Solution Architect

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26086-A

Page: 3/9

Non-Disclosure Agreement	4
Technical Solution	5
Scope of Services	5
Characteristics of Solution	5
Details of Equipment	5
Characteristics and Provisions	6
Definitions	6
Technical Exhibit	7
Details	7

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26086-A

Page: 4/9

Non-Disclosure Agreement

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOLDIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOLDIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOLDIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOLDIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26086-A

Page: 5/9

Technical Solution

Scope of Services

UOLDIVEO is responsible for:

•	Installation and setup of equipment described herein;

•	Guarantee, support and maintenance of equipment described herein.

PAGSEGURO INTERNET LTDA is responsible for:

•

Provision of sites’ addresses for installation and adjustment of the infrastructure of the sites (grounding, independent electrical circuit, cabling, pipeline, etc.), and authorization for UOLDIVEO’s employees to enter the sites on a 24x7x365 basis;

•	Entire internal cabling required for the proper operation of the proposed solution, as well as its maintenance.

•	Execution of services acceptance instrument once the solution is implemented.

Characteristics of Solution

Note that new equipment may be added later, even if it was not provided in the initial project, upon business validation and technical feasibility, without prejudice to the regular operation of the current network and/or equipment.

Details of Equipment

In order to deliver the solution, the following equipment was provided:

List of Equipment
Item	Name	Scalability
1	Cisco 1905	Support for up to 30 Mbps / Ethernet

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26086-A

Page: 6/9

Characteristics and Provisions

Definitions

•	This proposal is valid for 20 business days. If the period lapses and PAGSEGURO INTERNET LTDA has not returned this document duly signed, terms and conditions herein may be revised by UOLDIVEO;

•	Deadline for installation: Up to 45 days for UOLDIVEO equipment and up to 90 days for Third-Party equipment, as from the official contact by the Project Manager of UOLDIVEO;

•	Lease contractually secured by SLA;

•	UOLDIVEO is responsible for providing and managing all routers mentioned in this proposal;

•

PAGSEGURO INTERNET LTDA is responsible for contracting VoIP Gateways with the capacity to transform voice signal into IP packages, for VPN MPLS traffic, as well as for planning its voice network (extensions);

•	This proposal does not comprise a contingency solution for routers. If the Client needs a contingency solution, UOLDIVEO may provide a new technical/business proposal including it;

•	This proposal is governed by the conditions of the Telecommunication Services Agreement executed between the Parties on January 1, 2017.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26086-A

Page: 7/9

Technical Exhibit

Details

Failure Detection

Collection of statistical information on network devices and managed links may vary depending on the characteristics of each device. On its turn, the collection of statistics may vary depending on the implementation of SNMP agent installed in the device, which means that we may get different information for the same kind of device. Technical reports are to be provided upon request off-line (without any interaction with UOLDIVEO portal). The main reports provided are the following:

•	Accidents occurred during the previous month;

•	Managerial report to prove compliance with the SLA;

•	Report with maintenances scheduled during the previous month.

UOLDIVEO checks all managed devices from time to time in order to detect failures or loss of contact. A failure may be detected through pooling (checking device’s activity) or through trap, which is sent by the device.

Incident Management

UOLDIVEO has an Incident Management process that controls the troubleshooting of each failure. This is carried out through the control of information flow between all parties involved in a specific troubleshooting.

Management Service Characteristics

Fault diagnosis: When an equipment faces a failure, UOLDIVEO shall provide, initially, remote technical support in order to establish the reason of the failure. If needed, UOLDIVEO shall send a technician to the location to solve the issue. Remote technical support is available during and after business hours, provided that the issues pointed out by the client are included in the solution offered by UOLDIVEO.

Ticket Logging: Tickets related to the structure provided shall be opened through UOLDIVEO’s Service Desk, which works 24x7, where all tickets are received. Tickets will only be considered closed upon authorization from the Client.

Preventive Maintenance: UOLDIVEO shall carry out the preventive maintenance recommended by the manufacturer of the equipment, upon previous scheduling with the client.

Procedures: The procedure to recover data services of UOLDIVEO starts immediately upon generation of an alarm in our management network or upon the creation of a ticket with the Service Desk:

•	Support will carry out an attempt to recover service through remote access;

•

If the issue is not solved remotely, we will create a ticket with the subcontracted provider and/or we will send a technician to the location. UOLDIVEO’s technician needs access to the equipment installed on the site, otherwise, the Trouble Ticket will get a “Hold” status until the access is granted. The time spent while the access is not granted will not be taken as unavailability time;

•

If an in-loco issue is detected and is not caused by UOLDIVEO (such as power outage, unplugged equipment, abnormal electrical discharge, misuse of equipment), the Trouble Ticket will be disregarded for the calculation of the previously executed SLA and the Client will be charged with an additional fee for the technical visit.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26086-A

Page: 8/9

SLA (Service Level Agreements)

UOLDIVEO undertakes to fully comply with all of the SLA commitments upon the supply of redundancy and diversity in each aspect of the network. All of backbone switch equipment is implemented with redundancy in order to obtain the best availability possible.

Routers provided by UOLDIVEO have the availability of up to 99.9% per year, monthly assessed for credit purposes. We ensure an annual availability of 99.4% for third-party routers, monthly assessed.

The chart below shows the mean time to repair (MTTR):

Severity	Type of Impact	Solution¹	Target²	Performance Period

P1	Full unavailability • Service is unavailable for a specific client (link outage); • Error rate in the data link or internet fully disabling the regular data flow; • Client can’t use the service;	Up to 4h (8h for third-party router)	80%	24x7

P2	Partial unavailability • Intermittent link outage; • Some users are facing issues in their operation;	Up to 12h	90%	24x7

P3	Degradation without affecting business • Error rate in the data link or internet, provided that the traffic still works; • Any failure preventing the use of data and internet service in a specific way;	Up to 36h	95%	8x5

P4	Monitoring alerts • Events generated by monitoring tools, provided that such events DO NOT trigger any of the behaviors abovementioned; • Incidents with no impact of any type, even if partial, to the client’s service;	Up to 96h	95%	8x5

Support and Troubleshooting

If you have any questions or are facing any issues, UOLDIVEO provides prompt assistance through the technical department of Customer Service, which may be contacted at: 0800-160066 / 0800-7261288 or by e-mail – servicedeskuoldiveo@uoldiveo.com.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26086-A

Page: 9/9

São Paulo, February 18, 2019.

UOL DIVEO TECNOLOGIA LTDA.

/s/ Rogildo Torquato Landim	/s/ Marcelo Moojen Epperlein
Rogildo Torquato Landim	Marcelo Moojen Epperlein

PAGSEGURO INTERNET S.A.

/s/ Renato Bertozzo Duarte	/s/ Wagner Chagas Feder
Renato Bertozzo Duarte	Wagner Chagas Feder

WITNESSES:

/s/ Marcio Drumond Araujo
Marcio Drumond Araujo

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal

PagSeguro—Regularization of Router 5511492255

Business Proposal UOLDIVEO OPT-19/26090

Page: 2/11

São Paulo, February 18, 2019.

To PAGSEGURO INTERNET LTDA

Attn.: Fabio Alves Moreira

Reference to UOLDIVEO Proposal OPT-19/26090

As an answer to your request, we hereby submit a proposal of integrated solution for technology to meet PAGSEGURO INTERNET LTDA’s expectations regarding IT Infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

We appreciate the opportunity and remain at your full disposal to clarify any questions that may arise.

Best regards,

/s/ Ingrid dos Santos Cruz

Ingrid dos Santos Cruz

Account Manager

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26090

Page: 3/11

Non-Disclosure Agreement	4
Introduction	5
About UOLDIVEO	5
Service Portfolio	6
UOLDIVEO’s Experience	7
Quality	8
Certificates	8
Clients	9
Business Conditions	10
Final Provisions	10

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26090

Page: 4/11

Non-Disclosure Agreement

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOLDIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOLDIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOLDIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOLDIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26090

Page: 5/11

Introduction

About UOLDIVEO

UOLDIVEO, company that is part of Grupo UOL with over 17 years of experience, has all-in-one IT Outsourcing solutions to meet the needs of mission critical environments.

We have the largest Data Center infrastructure in Brazil, the best and most flexible Corporate Cloud, in addition to a wide layer of managed services. All of this is supported by one of the largest certified technical groups in Brazil, standardized processes and cutting-edge technology, allowing an IT Transformation approach, with the purpose of providing IT in a fast, efficient and business-centered way.

We have over 3,000 clients and 1,500 employees with over 280 international certifications.

UOLDIVEO has its headquarters in São Paulo and branches in 7 capitals in Brazil.

Caption of image:

17 anos de experiência de mercado: 17 years of market experience

+ 3 mil clientes: Over 3,000 clients

1.500 colaboradores: 1,500 employees

26 mil m² Data Centers: Over 26 thousand m² of Data Centers

Rede própria em 7 cidades: Own network in 7 cities

15 Petabytes em armazenamento: 15 petabytes stored

Soluções orientadas por segmento de mercado: Solutions guided by market segments

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26090

Page: 6/11

Service Portfolio

Our portfolio is comprised by all-in-one and integrated solutions that meet the most different IT needs of companies, and we are trusted advisors of our partners.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26090

Page: 7/11

UOLDIVEO’s Experience

We are a Brazilian leading IT Outsourcing Company. We have a solid group with years of experience in the domestic market, we have experience in the management of high-volume and mission critical environment, in addition to our robust and fast operations.

Support and Operations:

❑	+2.2 Billion security events

❑	+6,300 firewalls

❑	+169,000 security rules

❑	Monitoring over 500,000 active infrastructure elements

❑	+14 million active mailboxes

❑	+400,000 internet domains

❑	+7,000 database facilities

Backbone:

❑	+ 200 Gbps of traffic capacity

❑	+ 1,800 points of presence

❑	+ 3.7 million e-commerce transactions/month

❑	70,000 streaming simultaneous sections/second

❑	7 Billion page views/month

❑	+34 million unique visitors

Data Center:

❑	Over 15PBytes of stored data – which is equivalent to over 3 million hours of HD movies.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26090

Page: 8/11

Quality

Using the best IT services management practices, we implement continuous improvement plans in order to provide business maintenance and satisfaction of our employees and clients.

For that to happen, we have created our processes in compliance with the requirements of ISO/IEC 27001, ISAE 3402 (SAS 70), ISO 20000:2011, PCI, and ITIL v3 and CobiT methodologies.

Certificates

❒	Company:

Focusing on Security, Quality, Performance and Reliability, the Company holds the following certificates:

❒	Employees:

Our employees are highly qualified and certified professionals, and provide services of the best quality:

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26090

Page: 9/11

Clients

We have a solid client portfolio:

❑	250 of 500 largest companies in Brazil;

❑	3 of the largest airlines in Brazil;

❑	7 of the 10 largest retail companies in Brazil (90% of the largest e-commerces);

❑	6 of the largest mobile providers in Brazil;

❑	3 of the 4 largest educational groups in Brazil;

❑	6 of the 10 largest call centre companies in Brazil;

❑	3 of the 5 largest acquirors in Brazil;

❑	6 of the 10 largest real estate groups in Brazil;

❑	3 of the 4 largest cosmetic industries in Brazil;

❑	2 of the 3 largest chemical industries in Brazil;

❑	Over 100 companies of the financial segment.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26090

Page: 10/11

Business Conditions:

Description of Services	[*****]
	Taxes exclusive	Taxes inclusive
Reference to services described in Technical Proposal OPT-19/26090	[*****]	[*****]

Description of Services	[*****]
	Taxes exclusive	Taxes inclusive
[*****]	[*****]	[*****]

Final Provisions:

◾	Effectiveness: This proposal is valid for 15 business days. If the period lapses and the CLIENT has not returned this document duly signed, terms and conditions herein may be revised by UOLDIVEO;

◾	This proposal is governed by the conditions of the Telecommunication Services Agreement executed between the Parties on January 1, 2017;

◾	Taxes and rates shall be applied pursuant to legislation in force:

o	PIS, COFINS and ICMS are levied on telecommunication services (as effective in each location);

o	ISS, PIS and COFINS are levied on Data Center Solution Services, Managed Services, Software as Service, Application Service and/or Security Management Services, according to the nature of the service;

o	PIS and COFINS are levied on Internet provision services and Cloud services.

◾

Any changes to tax rates or calculation basis for taxes levied on the price of the provision of services subject matter hereof, as well as any other taxes that may be created as from the date hereof, even if due to revocation of exemption, shall result in price increase or reduction, according to the prevailing rate;

◾

If the CLIENT fails to comply with the obligations established in the Technical and Business Proposals, resulting in a delay in the schedule that was originally proposed, the CLIENT is not exempt from promptly complying with the other obligations, especially the obligations related to payments due;

[*****] Confidential information redacted

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

Business Proposal UOLDIVEO OPT-19/26090

Page: 11/11

◾	The CLIENT shall pay UOLDIVEO the amount of [*****] for the feasibility of implementation and contracted scope [*****] from the execution of the Agreement/Purchase Order;

◾	[*****] shall be billed as described below:

o	[*****];

o	[*****];

o	[*****].

São Paulo, February 18, 2019.

UOL DIVEO TECNOLOGIA LTDA.

/s/ Rogildo Torquato Landim	/s/ Marcelo Moojen Epperlein
Rogildo Torquato Landim	Marcelo Moojen Epperlein

PAGSEGURO INTERNET S.A.

/s/ Renato Bertozzo Duarte	/s/ Wagner Chagas Feder
Renato Bertozzo Duarte	Wagner Chagas Feder

WITNESSES:

/s/ Marcio Drumond Araujo
Marcio Drumond Araujo

[*****] Confidential information redacted

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 - São Paulo – SP www.UOLDIVEO.com.br

TECHNICAL PROPOSAL

CPE Lease

PagSeguro

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26090-A

Page: 2/9

São Paulo, February 20, 2019.

To PAGSEGURO INTERNET LTDA

Reference to UOLDIVEO Proposal OPT-19/26090-A

As an answer to your request, we hereby submit a Lease proposal to meet PAGSEGURO INTERNET LTDA’s expectations regarding Telecommunication and Infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

We appreciate the opportunity and remain at your full disposal to clarify any questions that may arise.

Best regards,

/s/ Saulo Marchi Teixeira

Saulo Marchi Teixeira

Solution Architect

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26090-A

Page: 3/9

Non-Disclosure Agreement	4
Technical Solution	5
Scope of Services	5
Characteristics of Solution	5
Details of Equipment	5
Characteristics and Provisions	6
Definitions	6
Technical Exhibit	7
Details	7

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26090-A

Page: 4/9

Non-Disclosure Agreement

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOLDIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOLDIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOLDIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOLDIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26090-A

Page: 5/9

Technical Solution

Scope of Services

UOLDIVEO is responsible for:

•	Installation and setup of equipment described herein;

•	Guarantee, support and maintenance of equipment described herein.

PAGSEGURO INTERNET LTDA is responsible for:

•

Provision of sites’ addresses for installation and adjustment of the infrastructure of the sites (grounding, independent electrical circuit, cabling, pipeline, etc.), and authorization for UOLDIVEO’s employees to enter the sites on a 24x7x365 basis;

•	Entire internal cabling required for the proper operation of the proposed solution, as well as its maintenance.

•	Execution of services acceptance instrument once the solution is implemented.

Characteristics of Solution

Note that new equipment may be added later, even if it was not provided in the initial project, upon business validation and technical feasibility, without prejudice to the regular operation of the current network and/or equipment.

Details of Equipment

In order to deliver the solution, the following equipment was provided:

List of Equipment
Item	Name	Scalability
1	Nexus 5596	Support for up to 10 Gbps / Ethernet

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26090-A

Page: 6/9

Characteristics and Provisions

Definitions

•	This proposal is valid for 20 business days. If the period lapses and PAGSEGURO INTERNET LTDA has not returned this document duly signed, terms and conditions herein may be revised by UOLDIVEO;

•	Deadline for installation: Up to 45 days for UOLDIVEO equipment and up to 90 days for Third-Party equipment, as from the official contact by the Project Manager of UOLDIVEO;

•	Lease contractually secured by SLA;

•	UOLDIVEO is responsible for providing and managing all routers mentioned in this proposal;

•

PAGSEGURO INTERNET LTDA is responsible for contracting VoIP Gateways with the capacity to transform voice signal into IP packages, for VPN MPLS traffic, as well as for planning its voice network (extensions);

•	This proposal does not comprise a contingency solution for routers. If the Client needs a contingency solution, UOLDIVEO may provide a new technical/business proposal including it;

•	This proposal is governed by the conditions of the Telecommunication Services Agreement executed between the Parties on January 1, 2017.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26090-A

Page: 7/9

Technical Exhibit

Details

Failure Detection

Collection of statistical information on network devices and managed links may vary depending on the characteristics of each device. On its turn, the collection of statistics may vary depending on the implementation of SNMP agent installed in the device, which means that we may get different information for the same kind of device. Technical reports are to be provided upon request off-line (without any interaction with UOLDIVEO portal). The main reports provided are the following:

•	Accidents occurred during the previous month;

•	Managerial report to prove compliance with the SLA;

•	Report with maintenances scheduled during the previous month.

UOLDIVEO checks all managed devices from time to time in order to detect failures or loss of contact. A failure may be detected through pooling (checking device’s activity) or through trap, which is sent by the device.

Incident Management

UOLDIVEO has an Incident Management process that controls the troubleshooting of each failure. This is carried out through the control of information flow between all parties involved in a specific troubleshooting.

Management Service Characteristics

Fault diagnosis: When an equipment faces a failure, UOLDIVEO shall provide, initially, remote technical support in order to establish the reason of the failure. If needed, UOLDIVEO shall send a technician to the location to solve the issue. Remote technical support is available during and after business hours, provided that the issues pointed out by the client are included in the solution offered by UOLDIVEO.

Ticket Logging: Tickets related to the structure provided shall be opened through UOLDIVEO’s Service Desk, which works 24x7, where all tickets are received. Tickets will only be considered closed upon authorization from the Client.

Preventive Maintenance: UOLDIVEO shall carry out the preventive maintenance recommended by the manufacturer of the equipment, upon previous scheduling with the client.

Procedures: The procedure to recover data services of UOLDIVEO starts immediately upon generation of an alarm in our management network or upon the creation of a ticket with the Service Desk:

•	Support will carry out an attempt to recover service through remote access;

•

If the issue is not solved remotely, we will create a ticket with the subcontracted provider and/or we will send a technician to the location. UOLDIVEO’s technician needs access to the equipment installed on the site, otherwise, the Trouble Ticket will get a “Hold” status until the access is granted. The time spent while the access is not granted will not be taken as unavailability time;

•

If an in-loco issue is detected and is not caused by UOLDIVEO (such as power outage, unplugged equipment, abnormal electrical discharge, misuse of equipment), the Trouble Ticket will be disregarded for the calculation of the previously executed SLA and the Client will be charged with an additional fee for the technical visit.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26090-A

Page: 8/9

SLA (Service Level Agreements)

UOLDIVEO undertakes to fully comply with all of the SLA commitments upon the supply of redundancy and diversity in each aspect of the network. All of backbone switch equipment is implemented with redundancy in order to obtain the best availability possible.

Routers provided by UOLDIVEO have the availability of up to 99.9% per year, monthly assessed for credit purposes. We ensure an annual availability of 99.4% for third-party routers, monthly assessed.

The chart below shows the mean time to repair (MTTR):

Severity	Type of Impact	Solution¹	Target²	Performance Period
P1	Full unavailability • Service is unavailable for a specific client (link outage); • Error rate in the data link or internet fully disabling the regular data flow; • Client can’t use the service;	Up to 4h (8h for third-party router)	80%	24x7
P2	Partial unavailability • Intermittent link outage; • Some users are facing issues in their operation;	Up to 12h	90%	24x7
P3	Degradation without affecting business • Error rate in the data link or internet, provided that the traffic still works; • Any failure preventing the use of data and internet service in a specific way;	Up to 36h	95%	8x5
P4	Monitoring alerts • Events generated by monitoring tools, provided that such events DO NOT trigger any of the behaviors abovementioned; • Incidents with no impact of any type, even if partial, to the client’s service;	Up to 96h	95%	8x5

Support and Troubleshooting

If you have any questions or are facing any issues, UOLDIVEO provides prompt assistance through the technical department of Customer Service, which may be contacted at: 0800-160066 / 0800-7261288 or by e-mail – servicedeskuoldiveo@uoldiveo.com.

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br

DocuSign Envelope ID: B61FF251-261C-4633-A7AF-B8C22CBFBEAA

Technical Proposal UOLDIVEO OPT-19/26090-A

Page: 9/9

São Paulo, February 18, 2019.

UOL DIVEO TECNOLOGIA LTDA.

/s/ Rogildo Torquato Landim	/s/ Marcelo Moojen Epperlein
Rogildo Torquato Landim	Marcelo Moojen Epperlein

PAGSEGURO INTERNET S.A.

/s/ Renato Bertozzo Duarte	/s/ Wagner Chagas Feder
Renato Bertozzo Duarte	Wagner Chagas Feder

WITNESSES:

/s/ Marcio Drumond Araujo
Marcio Drumond Araujo

Information contained herein is confidential and may not be published or disclosed without the prior written consent from UOLDIVEO.

Alameda Barão de Limeira, 425 – São Paulo – SP www.UOLDIVEO.com.br